                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06292
                -------------------------------------------------

                              UBS Investment Trust
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS U.S. ALLOCATION FUND
ANNUAL REPORT
AUGUST 31, 2005

UBS U.S. ALLOCATION FUND

October 14, 2005

DEAR SHAREHOLDER,

We are pleased to present you with the annual report for UBS U.S. Allocation Fund ("the Fund") for the fiscal year ended August 31, 2005.

PERFORMANCE

For the fiscal year ended August 31, 2005, the Fund's Class A shares returned 12.85% (6.65% after the deduction of the maximum sales charge). Since the Fund invests in both stocks and bonds, we feel it is appropriate to compare the Fund's performance to the US Allocation Fund Index (the "Index,")* which returned 11.66% over the same period. The main driver of the Fund's outperformance versus the Index over the fiscal year was our equity security selection. Over the same time frame, the Fund's benchmark index, the S&P 500 Index, returned 12.56%. (For returns over various time periods, please refer to "Performance at a Glance" on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

AN INTERVIEW WITH PORTFOLIO MANAGER BRIAN D. SINGER

Q: HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A: The US economy faced a number of challenges during the reporting period, including high energy prices, rising interest rates, uncertainty surrounding the US presidential election, geopolitical events and the devastation caused by Hurricane Katrina. Despite these issues, the economy proved to be surprisingly resilient. Following a 3.3% gain in the second quarter of 2004, real gross domestic product (GDP) growth was a robust 4.0% in the third quarter and 3.8% in both the fourth quarter of 2004 and the first quarter of 2005. The just-released final figure for second quarter GDP growth was 3.3%, a slight decline from previous quarters, but still solid.

* An unmanaged index compiled by the Advisor, constructed as follows: 65% Russell 3000 Index (representing all capitalization stocks), 30% Lehman Brothers US Aggregate Bond Index (representing US investment grade fixed income securities) and 5% Merrill Lynch High Yield Cash Pay Constrained Index (representing US high yield securities).

[SIDENOTE]

UBS U.S. ALLOCATION FUND

INVESTMENT GOAL:

Total return, consisting of long-term capital appreciation and current income.

PORTFOLIO MANAGER:

Portfolio Management Team, including Brian D. Singer, CFA UBS Global Asset Management (US) Inc.

COMMENCEMENT:

Class A--May 10, 1993
Class B--January 30, 1996
Class C--July 22, 1992
Class Y--May 10, 1993

DIVIDEND PAYMENTS:

Annually, if any.

Q: HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THE ECONOMIC
   ENVIRONMENT?

A: Given the strength of the economy, the Federal Reserve Board ("Fed") continued to raise interest rates as it sought to ward off an increase in inflation. After raising the federal funds rate ("fed funds")--the rate that banks charge one another for funds they borrow on an overnight basis--in June and August 2004, the Fed again increased rates in 0.25% increments on eight more occasions over the fiscal year. In total, the 10 rate hikes in this tightening campaign have brought the fed funds rate from 1.00% to 3.50%. The Fed, citing inflationary concerns, raised rates another quarter point to 3.75% in September, after the period closed.

Q: HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO OVER THE REPORTING PERIOD?

A: As the reporting period began on September 1, 2004, the Fund's portfolio was composed of 71% stocks invested across small-, mid- and large-capitalization companies; 26% investment grade bonds; and 2% high yield bonds. The Fund's overweight position in stocks versus the 65% stock position of the US Allocation Fund Index was based on our belief that equities were trading below our estimate of fair value. In contrast, our analysis indicated that both investment grade and high yield bonds appeared to be overvalued.

   As the fiscal year progressed, we made several adjustments to the Fund's portfolio. In early March 2005, we reduced the US equity allocation by 2% and used the proceeds of those stock sales to purchase investment grade bonds and raise that allocation 2%. In May, we took advantage of a period of the presumed "soft patch" in the economy and expectations for credit downgrades of General Motors and Ford to increase the Fund's high yield bond allocation from 2% to 3%. We funded this high yield purchase through the sale of investment grade bonds, lowering that allocation from 30% to 29% because the sector was relatively less attractive than the high yield sector.

   Another shift in the Fund occurred in June, as we lowered both the stock and investment grade bond allocations of the portfolio and used the proceeds to purchase short-term money market instruments, or cash. According to our valuation models, equities were trading at intrinsic value, while investment grade bonds continued to be overvalued. Given this dynamic, we not only believed it was no longer appropriate to hold an overweight position in equities versus the Index, but also believed a further underweight in investment grade fixed income was warranted. At the end of the fiscal year, 64% of the Fund's net assets were held in stocks, 25% of the portfolio in investment grade securities, 2% in high yield bonds and 9% in cash equivalents.

Q: HOW WAS THE FUND INVESTED AT THE INDIVIDUAL STOCK AND BOND LEVEL DURING THE
   PERIOD?

A: The Fund's stock positioning flowed out of our bottom-up investment process that calls for investing in companies that meet our price-to-intrinsic value criteria. This discipline led us to focus on large banks and financials, utilities, and healthcare stocks outside the realm of large cap pharmaceutical companies, while causing us to underweight technology hardware and energy stocks. Within the bond portion of the Fund, we continued to maintain a defensive duration posture overall, and favored commercial mortgage-backed and asset-backed securities from a sector perspective.

We thank you for your continued support, and welcome any comments or questions you may have. For more information on the UBS family of funds,** please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,


/s/ W. Douglas Beck
W. Douglas Beck, CFA
PRESIDENT
UBS U.S. Allocation Fund
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Brian D. Singer
Brian D. Singer, CFA
PORTFOLIO MANAGER
UBS U.S. Allocation Fund
REGIONAL CHIEF INVESTMENT OFFICER
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 2005. The views and opinions in the letter were current as of October 14, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

** Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS C SHARES OF THE UBS U.S. ALLOCATION FUND, THE S&P 500 INDEX AND U.S. ALLOCATION FUND INDEX FROM AUGUST 31, 1995 THROUGH AUGUST 31, 2005 (UNAUDITED)

[CHART]

             UBS US ALLOCATION FUND CLASS C     S&P 500 INDEX     US ALLOCATION FUND INDEX
Aug-1995                 $   10,000              $   10,000              $   10,000
Sep-1995                 $   10,412              $   10,422              $   10,422
Oct-1995                 $   10,358              $   10,385              $   10,385
Nov-1995                 $   10,803              $   10,841              $   10,841
Dec-1995                 $   10,987              $   11,049              $   11,049
Jan-1996                 $   11,334              $   11,426              $   11,426
Feb-1996                 $   11,413              $   11,532              $   11,532
Mar-1996                 $   11,507              $   11,643              $   11,643
Apr-1996                 $   11,659              $   11,814              $   11,814
May-1996                 $   11,941              $   12,119              $   12,119
Jun-1996                 $   11,970              $   12,165              $   12,165
Jul-1996                 $   11,420              $   11,628              $   11,628
Aug-1996                 $   11,652              $   11,873              $   11,873
Sep-1996                 $   12,288              $   12,541              $   12,541
Oct-1996                 $   12,613              $   12,887              $   12,887
Nov-1996                 $   13,545              $   13,861              $   13,861
Dec-1996                 $   13,257              $   13,586              $   13,586
Jan-1997                 $   14,063              $   14,435              $   14,435
Feb-1997                 $   14,143              $   14,548              $   14,548
Mar-1997                 $   13,540              $   13,951              $   13,951
Apr-1997                 $   14,339              $   14,784              $   14,784
May-1997                 $   15,188              $   15,684              $   15,684
Jun-1997                 $   15,849              $   16,386              $   16,386
Jul-1997                 $   17,090              $   17,690              $   17,690
Aug-1997                 $   16,103              $   16,699              $   16,699
Sep-1997                 $   16,959              $   17,614              $   17,614
Oct-1997                 $   16,364              $   17,025              $   17,025
Nov-1997                 $   17,097              $   17,813              $   17,813
Dec-1997                 $   17,367              $   18,119              $   18,119
Jan-1998                 $   17,543              $   18,320              $   18,320
Feb-1998                 $   18,778              $   19,641              $   19,641
Mar-1998                 $   19,714              $   20,647              $   20,647
Apr-1998                 $   19,831              $   20,854              $   20,854
May-1998                 $   19,568              $   20,496              $   20,496
Jun-1998                 $   20,321              $   21,329              $   21,328
Jul-1998                 $   20,080              $   21,101              $   21,101
Aug-1998                 $   17,148              $   18,051              $   18,051
Sep-1998                 $   18,223              $   19,207              $   19,207
Oct-1998                 $   19,678              $   20,769              $   20,769
Nov-1998                 $   20,848              $   22,028              $   22,028
Dec-1998                 $   22,017              $   23,297              $   23,297
Jan-1999                 $   22,898              $   24,271              $   24,271
Feb-1999                 $   22,152              $   23,517              $   23,517
Mar-1999                 $   23,010              $   24,458              $   24,458
Apr-1999                 $   23,876              $   25,405              $   25,405
May-1999                 $   23,279              $   24,805              $   24,805
Jun-1999                 $   24,533              $   26,182              $   26,182
Jul-1999                 $   23,742              $   25,364              $   25,364
Aug-1999                 $   23,593              $   25,239              $   25,239
Sep-1999                 $   22,913              $   24,547              $   24,547
Oct-1999                 $   24,332              $   26,101              $   26,101
Nov-1999                 $   24,795              $   26,631              $   26,631
Dec-1999                 $   25,898              $   28,200              $   28,200
Jan-2000                 $   25,174              $   26,783              $   26,783
Feb-2000                 $   24,968              $   26,276              $   26,276
Mar-2000                 $   26,203              $   28,847              $   28,847
Apr-2000                 $   25,829              $   27,979              $   27,979
May-2000                 $   25,593              $   27,405              $   27,405
Jun-2000                 $   25,921              $   28,081              $   28,081
Jul-2000                 $   25,593              $   27,642              $   27,642
Aug-2000                 $   26,790              $   29,358              $   29,358
Sep-2000                 $   26,134              $   27,808              $   27,808
Oct-2000                 $   26,104              $   27,691              $   27,691
Nov-2000                 $   25,120              $   25,508              $   25,508
Dec-2000                 $   25,138              $   25,633              $   25,633
Jan-2001                 $   26,020              $   26,542              $   26,542
Feb-2001                 $   23,611              $   24,122              $   24,122
Mar-2001                 $   22,084              $   22,594              $   22,594
Apr-2001                 $   23,772              $   24,350              $   24,350
May-2001                 $   23,899              $   24,513              $   24,513
Jun-2001                 $   23,289              $   23,917              $   23,917
Jul-2001                 $   23,026              $   23,681              $   23,681
Aug-2001                 $   21,559              $   22,199              $   22,199
Sep-2001                 $   19,786              $   20,406              $   20,406
Oct-2001                 $   20,134              $   20,795              $   20,795
Nov-2001                 $   21,652              $   22,390              $   22,390
Dec-2001                 $   21,811              $   22,586              $   22,586
Jan-2002                 $   21,470              $   22,257              $   22,257
Feb-2002                 $   21,027              $   21,828              $   21,828
Mar-2002                 $   21,786              $   22,648              $   22,648
Apr-2002                 $   20,430              $   21,275              $   21,275
May-2002                 $   20,251              $   21,119              $   21,119
Jun-2002                 $   18,784              $   19,614              $   19,614
Jul-2002                 $   17,284              $   18,086              $   18,086
Aug-2002                 $   17,378              $   18,205              $   18,205
Sep-2002                 $   15,468              $   16,226              $   16,226
Oct-2002                 $   16,806              $   17,654              $   17,654
Nov-2002                 $   17,770              $   18,693              $   18,693
Dec-2002                 $   16,695              $   17,595              $   17,595
Jan-2003                 $   16,235              $   17,134              $   17,134
Feb-2003                 $   15,971              $   16,877              $   16,877
Mar-2003                 $   16,107              $   17,041              $   17,041
Apr-2003                 $   17,403              $   18,445              $   18,445
May-2003                 $   18,298              $   19,416              $   19,416
Jun-2003                 $   18,512              $   19,664              $   19,664
Jul-2003                 $   18,810              $   20,011              $   20,011
Aug-2003                 $   19,151              $   20,401              $   20,401
Sep-2003                 $   18,921              $   20,184              $   20,184
Oct-2003                 $   19,961              $   21,326              $   21,326
Nov-2003                 $   20,106              $   21,514              $   21,514
Dec-2003                 $   21,124              $   22,642              $   22,642
Jan-2004                 $   21,482              $   23,058              $   23,058
Feb-2004                 $   21,747              $   23,378              $   23,378
Mar-2004                 $   21,576              $   23,026              $   23,259
Apr-2004                 $   21,269              $   22,664              $   22,756
May-2004                 $   21,320              $   22,975              $   22,926
Jun-2004                 $   21,678              $   23,422              $   23,277
Jul-2004                 $   21,175              $   22,647              $   22,790
Aug-2004                 $   21,516              $   22,738              $   23,002
Sep-2004                 $   21,772              $   22,985              $   23,267
Oct-2004                 $   22,139              $   23,336              $   23,596
Nov-2004                 $   22,737              $   24,280              $   24,264
Dec-2004                 $   23,447              $   25,106              $   24,911
Jan-2005                 $   23,120              $   24,494              $   24,526
Feb-2005                 $   23,283              $   25,010              $   24,851
Mar-2005                 $   23,102              $   24,567              $   24,506
Apr-2005                 $   22,887              $   24,101              $   24,246
May-2005                 $   23,344              $   24,868              $   24,944
Jun-2005                 $   23,715              $   24,903              $   25,120
Jul-2005                 $   24,189              $   25,829              $   25,739
Aug-2005                 $   24,103              $   25,593              $   25,685

The graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and UBS US Allocation Fund Index over the 10 years ended August 31, 2005. The performance of the other share classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance results assume reinvestment of all dividend and capital gain distributions at net asset value on ex-dividend dates. It is important to note that the Fund is a professionally managed portfolio, while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 8/31/05

                                                                                                     SINCE
                                           6 MONTHS         1 YEAR       5 YEARS       10 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------
Before Deducting             Class A*         3.89%         12.85%        (1.36)%        10.01%         10.38%
Maximum Sales
Charge                       Class B**        3.46          11.95         (2.12)           N/A           8.59
                             Class C***       3.52          12.02         (2.09)          9.20           9.62
                             Class Y****      4.05          13.22         (1.03)         10.35          10.71

After Deducting              Class A*        (1.82)          6.65         (2.47)          9.40           9.87
Maximum Sales
Charge                       Class B**       (1.54)          6.95         (2.47)           N/A           8.59
                             Class C***       2.52          11.02         (2.09)          9.20           9.62

S&P 500 Index                                 2.33          12.56         (2.71)          9.85          10.76
US Allocation
  Fund Index*****                             3.35          11.66         (2.64)          9.89          10.79
Lipper Flexible Portfolio
  Funds median ******                         3.12          12.02          0.68           7.79           9.62

For most recent quarter-end performance, please refer to the "Average Annual Total Return" table on page 7.

^ Since inception returns are calculated as of the commencement of issuance on May 10, 1993 for Class A and Y shares, January 30, 1996 for Class B shares and July 22, 1992 for Class C shares. The since inception return for the S&P 500 Index, US Allocation Fund Index and the Lipper median are shown as of July 22, 1992, which is the inception date of the oldest share class (Class C).
* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
**** The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
       The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment.
***** An unmanaged index compiled by the Advisor, constructed as follows: 65% Russell 3000 Index, 30% Lehman Brothers U.S. Aggregate Bond Index, 5% Merrill Lynch U.S. High Yield Cash Pay Constrained Index.
****** Lipper peer group data calculated by Lipper Inc; used with permission.
       The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 9/30/05

                                                                                                     SINCE
                                           6 MONTHS         1 YEAR       5 YEARS       10 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------
Before Deducting             Class A*         5.12%         11.97%        (0.78)%         9.62%         10.35%
Maximum Sales
Charge                       Class B**        4.69          11.06         (1.56)           N/A           8.57
                             Class C***       4.74          11.14         (1.53)          8.80           9.59
                             Class Y****      5.31          12.35         (0.45)          9.95          10.68

After Deducting              Class A*        (0.66)          5.81         (1.90)          9.00           9.85
Maximum Sales
Charge                       Class B**       (0.31)          6.06         (1.91)           N/A           8.57
                             Class C***       3.74          10.14         (1.53)          8.80           9.59

^ Since inception returns are calculated as of the commencement of issuance on May 10, 1993 for Class A and Y shares, January 30, 1996 for Class B shares and July 22, 1992 for Class C shares.
* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
**** The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING              ENDING             EXPENSES PAID
                                            ACCOUNT VALUE        ACCOUNT VALUE         DURING PERIOD*
                                            MARCH 1, 2005       AUGUST 31, 2005     03/01/05 TO 08/31/05
---------------------------------------------------------------------------------------------------------
Class A    Actual                           $  1,000.00         $  1,038.90             $       4.57
           Hypothetical
           (5% annual return
           before expenses)                    1,000.00            1,020.72                     4.53

Class B    Actual                              1,000.00            1,034.60                     8.67
           Hypothetical
           (5% annual return
           before expenses)                    1,000.00            1,016.69                     8.59

Class C    Actual                              1,000.00            1,035.20                     8.46
           Hypothetical
           (5% annual return
           before expenses)                    1,000.00            1,016.89                     8.39

Class Y    Actual                              1,000.00            1,040.50                     2.83
           Hypothetical
           (5% annual return
           before expenses)                    1,000.00            1,022.43                     2.80

*    Expenses are equal to the Fund's annualized net expense ratios: Class A:
     0.89%, Class B: 1.69%, Class C: 1.65% and Class Y: 0.55%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS               08/31/05                                    02/28/05                                   08/31/04
-------------------------------------------------------------------------------------------------------------------------------
Net Assets (bln)              $    1.1                                    $    1.2                                   $    1.3
Number of Securities               484                                         499                                        509

PORTFOLIO
COMPOSITION*                  08/31/05                                    02/28/05                                   08/31/04
-------------------------------------------------------------------------------------------------------------------------------
Stocks                            64.0%                                       69.7%                                      71.0%
Bonds                             26.7                                        29.0                                       28.3
Cash Equivalents and
  Other Assets Less
  Liabilities                      9.3                                         1.3                                        0.7
-------------------------------------------------------------------------------------------------------------------------------
                                 100.0%                                      100.0%                                     100.0%
===============================================================================================================================

TOP FIVE EQUITY
SECTORS*                      08/31/05                                    02/28/05                                   08/31/04
-------------------------------------------------------------------------------------------------------------------------------
Financials                        14.7%                                       17.3%                                      17.3%
Health Care                       12.7                                        13.3                                       13.6
Consumer Discretionary             9.3                                        10.6                                       10.0
Information Technology             7.1                                         6.6                                        5.5
Industrials                        6.9                                         7.6                                        9.9
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                             50.7%                                       55.4%                                      56.3%
===============================================================================================================================

TOP TEN EQUITY
SECURITIES*                   08/31/05                                    02/28/05                                   08/31/04
-------------------------------------------------------------------------------------------------------------------------------
Citigroup                          2.5%     Citigroup                          3.1%     Citigroup                         3.0%
                                                                                        Nextel
Johnson & Johnson                  2.2      Johnson & Johnson                  2.6        Communications                  2.4
Microsoft                          2.1      Exxon Mobil                        2.2      Wells Fargo                       2.3
                                            Nextel
Sprint Nextel                      2.1        Communications                   2.1      Microsoft                         2.0
Wells Fargo                        1.8      Wells Fargo                        2.1      UnitedHealth Group                1.9
UnitedHealth Group                 1.8      Morgan Stanley                     2.0      Allergan                          1.8
                                                                                        Burlington
Exelon                             1.6      UnitedHealth Group                 1.8        Northern Santa Fe               1.8
Morgan Stanley                     1.6      Allergan                           1.7      Exxon Mobil                       1.8
Allergan                           1.4      Microsoft                          1.7      Johnson & Johnson                 1.8
                                            Burlingto                                   Federal Home Loan
J.P. Morgan Chase                  1.3        Northern Santa Fe                1.6        Mortgage Corp.                  1.8
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                             18.4%     TOTAL                             20.9%     TOTAL                            20.6%
===============================================================================================================================

*    Weightings represent percentage of net assets as of the periods indicated.

FIXED INCOME
SECTOR ALLOCATION*            08/31/05                                    02/28/05                                   08/31/04
-------------------------------------------------------------------------------------------------------------------------------
Mortgage & Agency                           Mortgage & Agency                           Mortgage & Agency
  Debt Securities                 11.7%       Debt Securities                 12.2%       Debt Securities                13.0%
Corporate Bonds                    5.9      Corporate Bonds                    7.3      Corporate Bonds                   7.3
U.S. Government                             U.S. Government                             U.S. Government
  Obligations                      4.6        Obligations                      4.6        Obligations                     3.2
Collateralized                              Collateralized                              Collateralized
  Mortgage-Backed                             Mortgage-Backed                             Mortgage-Backed
  Securities                       2.4        Securities                       2.9        Securities                      2.9
Asset-Backed Securities            1.7      Asset-Backed Securities            1.9      Asset-Backed Securities           1.6
Municipal Bonds                             Municpal Bonds                              Municpal Bonds
  and Notes                        0.3        and Notes                         --        and Notes                        --
International                               International                               International
  Government                                  Government                                  Government
  Obligations                      0.1        Obligations                      0.1        Obligations                     0.3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                             26.7%     TOTAL                             29.0%     TOTAL                            28.3
===============================================================================================================================

TOP TEN FIXED
INCOME SECURITIES*            08/31/05                                    02/28/05                                   08/31/04
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes,                        U.S. Treasury Notes,                        GNMA Certificates II,
  3.625% due 04/30/07              1.3%       4.000% due 02/15/14              1.1%       6.000% due 02/20/34             1.0%
U.S. Treasury Inflation
  Index Notes,                              U.S. Treasury Notes,                        FNMA Certificates,
  2.000% due 01/15/14              1.2        2.875% due 11/30/06              1.0        5.500% due 11/01/17             0.9
FNMA Certificates,                          GNMA Certificates II,                       U.S. Treasury Bonds,
  5.500% due 11/01/17              0.9        6.000% due 02/20/34              0.9        5.375% due 02/15/31             0.9
FHLMC Certificates,                         U.S. Treasury Notes,                        FNMA REMIC,
  5.000% due 01/30/14              0.8        2.500% due 10/31/06              0.9        6.000% due 01/25/32             0.8
FNMA REMIC,                                 FNMA REMIC,                                 FNMA Certificates,
  6.000% due 01/25/32              0.8        6.000% due 01/25/32              0.9        6.500% due 08/01/29             0.8
U.S. Treasury Bonds,                        FNMA Certificates,                          FNMA REMIC,
  8.750% due 05/15/17              0.8        5.500% due 11/01/17              0.9        4.053% due 01/25/43             0.7
FNMA Certificates,                          U.S. Treasury Bonds,                        FHLMC Certificates,
  5.500% due 09/01/17              0.6        8.750% due 05/15/17              0.7        5.000% due 01/30/14             0.7
FNMA Certificates,                          FHLMC Certificates,                         U.S. Treasury Bonds,
  6.500% due 08/01/29              0.6        3.500% due 04/01/08              0.7        6.250% due 05/15/30             0.7
FNMA REMIC,                                 FHLMC Certificates,                         FNMA Certificates,
  4.544% due 01/25/43              0.6        5.000% due 01/30/14              0.7        5.500% due 09/01/17             0.7
FNMA Certificates,                          FNMA Certificates,                          FNMA Certificates,
  4.625% due 06/01/10              0.6        6.500% due 08/01/29              0.7        2.625% due 01/19/07             0.6
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                              8.2%     TOTAL                              8.5%     TOTAL                             7.8%
===============================================================================================================================

*    Weightings represent percentages of net assets as of periods indicated.

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005

COMMON STOCKS--63.99%

                                                           NUMBER OF
SECURITY DESCRIPTION                                         SHARES         VALUE
--------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.80%

Esterline Technologies Corp.(1)*                               23,500   $    1,025,775
Lockheed Martin Corp.(1)                                      153,900        9,578,736
Northrop Grumman Corp.                                        139,000        7,796,510
Triumph Group, Inc.*                                           22,108          868,181
--------------------------------------------------------------------------------------
                                                                            19,269,202
======================================================================================

AIR FREIGHT & COURIERS--0.60%

FedEx Corp.                                                    79,200        6,450,048

AIRLINES--0.09%

AMR Corp.(1)*                                                  43,300          545,147
Pinnacle Airlines Corp.(1)*                                    46,700          451,122
--------------------------------------------------------------------------------------
                                                                               996,269
======================================================================================

AUTO COMPONENTS--1.17%

American Axle & Manufacturing Holdings, Inc.                   16,600          430,936
BorgWarner, Inc.                                               74,300        4,343,578
Johnson Controls, Inc.                                        128,600        7,713,428
--------------------------------------------------------------------------------------
                                                                            12,487,942
======================================================================================

BANKS--5.30%

Accredited Home Lenders Holding Co.(1)*                         4,900          196,294
Boston Private Financial Holdings, Inc.(1)                     23,300          619,081
Colonial BancGroup, Inc.                                       24,600          572,196
Cullen/Frost Bankers, Inc.                                      9,800          478,926
Fifth Third Bancorp                                           289,838       12,002,192
Mellon Financial Corp.                                        419,900       13,625,755
Ocwen Financial Corp.(1)*                                      85,000          583,950
PNC Financial Services Group                                  145,800        8,198,334
South Financial Group, Inc.                                    19,200          559,104
Trustmark Corp.                                                 3,700          101,972
Wells Fargo & Co.                                             330,500       19,704,410
--------------------------------------------------------------------------------------
                                                                            56,642,214
======================================================================================

BIOTECHNOLOGY--1.14%

Connetics Corp.*                                               19,300   $      367,858
Digene Corp.*                                                   7,000          202,440
Genzyme Corp.*                                                156,700       11,152,339
Protein Design Labs, Inc.*                                      8,700          232,638
Seattle Genetics, Inc.*                                        43,800          257,106
--------------------------------------------------------------------------------------
                                                                            12,212,381
======================================================================================

BUILDING PRODUCTS--1.36%

American Woodmark Corp.                                        13,700          513,750
Apogee Enterprises, Inc.                                       12,600          202,356
Masco Corp.(1)                                                449,800       13,799,864
--------------------------------------------------------------------------------------
                                                                            14,515,970
======================================================================================

CHEMICALS--0.08%

Airgas, Inc.                                                   18,000          506,340
Lubrizol Corp.                                                  7,400          305,990
--------------------------------------------------------------------------------------
                                                                               812,330
======================================================================================

COMMERCIAL SERVICES & SUPPLIES--0.65%

Cendant Corp.                                                 256,600        5,219,244
Coinstar, Inc.(1)*                                             36,100          692,759
McGrath Rentcorp                                               41,500        1,022,975
--------------------------------------------------------------------------------------
                                                                             6,934,978
======================================================================================

COMMUNICATIONS EQUIPMENT--0.32%

Black Box Corp.(1)                                              5,600          240,632
Harris Corp.                                                   36,000        1,389,960
InPhonic, Inc.*                                                 4,400           67,496
Plantronics, Inc.(1)                                           28,700          935,620
Tekelec(1)*                                                    38,100          750,951
--------------------------------------------------------------------------------------
                                                                             3,384,659
======================================================================================

COMPUTERS & PERIPHERALS--0.62%

Hewlett-Packard Co.                                           239,400        6,645,744

CONSTRUCTION MATERIALS--0.51%

Martin Marietta Materials, Inc.                                75,736        5,477,228

CONTAINERS & PACKAGING--0.03%

Caraustar Industries, Inc.*                                    27,900          323,919

DIVERSIFIED FINANCIALS--7.03%

Apollo Investment Corp.                                        50,800          976,884
Citigroup, Inc.                                               605,286       26,493,368

                                                           NUMBER OF
SECURITY DESCRIPTION                                         SHARES         VALUE
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--(CONCLUDED)

Federal Home Loan Mortgage Corp.                              226,000   $   13,645,880
IndyMac Bancorp, Inc.(1)                                        7,500          298,725
J.P. Morgan Chase & Co.                                       421,000       14,267,690
Jackson Hewitt Tax Service, Inc.                               25,900          662,781
Lazard Ltd., Class A                                           16,100          409,262
Morgan Stanley                                                340,250       17,308,518
National Financial Partners Corp.                              23,600        1,036,040
--------------------------------------------------------------------------------------
                                                                            75,099,148
======================================================================================

DIVERSIFIED TELECOMMUNICATION SERVICES--2.86%

NeuStar, Inc., Class A*                                         9,300          255,843
SBC Communications, Inc.                                      333,200        8,023,456
Sprint Nextel Corp.(1)                                        860,693       22,317,769
--------------------------------------------------------------------------------------
                                                                            30,597,068
======================================================================================

ELECTRIC UTILITIES--3.66%

American Electric Power Co., Inc.                             167,500        6,227,650
Exelon Corp.                                                  321,700       17,336,413
FirstEnergy Corp.                                             225,491       11,506,806
Hawaiian Electric Industries, Inc.(1)                          21,000          556,710
NGP Capital Resources Co.                                      33,600          481,824
Pepco Holdings, Inc.                                          130,900        2,989,756
--------------------------------------------------------------------------------------
                                                                            39,099,159
======================================================================================

ELECTRICAL EQUIPMENT--0.04%

Ultralife Batteries, Inc.*                                     31,100          411,764

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.09%

Methode Electronics, Inc.                                      26,900          331,408
Mettler-Toledo International, Inc.*                           140,900        7,101,360
Newport Corp.*                                                 42,100          561,614
Park Electrochemical Corp.                                     22,100          533,715
Regal-Beloit Corp.                                             34,000        1,134,580
Waters Corp.*                                                  44,400        2,018,868
--------------------------------------------------------------------------------------
                                                                            11,681,545
======================================================================================

ENERGY EQUIPMENT & SERVICES--0.57%

Baker Hughes, Inc.                                             71,400   $    4,194,750
Oceaneering International, Inc.*                               23,400        1,163,448
Offshore Logistics, Inc.*                                      19,000          687,990
--------------------------------------------------------------------------------------
                                                                             6,046,188
======================================================================================

FOOD & DRUG RETAILING--1.92%

7-Eleven, Inc.(1)*                                             68,800        1,949,792
Albertson's, Inc.(1)                                          456,000        9,179,280
Kroger Co.*                                                   475,600        9,388,344
--------------------------------------------------------------------------------------
                                                                            20,517,416
======================================================================================

FOOD PRODUCTS--0.04%

Hain Celestial Group, Inc.*                                    23,300          439,671

GAS UTILITIES--1.04%

NiSource, Inc.                                                166,800        4,026,552
Sempra Energy                                                 158,900        7,121,898
--------------------------------------------------------------------------------------
                                                                            11,148,450
======================================================================================

HEALTH CARE EQUIPMENT & SUPPLIES--0.64%

Candela Corp.(1)*                                              52,500          520,275
Cooper Cos., Inc.                                              10,422          714,637
Diagnostic Products Corp.                                       3,300          178,200
Medtronic, Inc.                                                86,000        4,902,000
Mentor Corp.                                                    3,100          163,060
Zoll Medical Corp.*                                            11,700          312,039
--------------------------------------------------------------------------------------
                                                                             6,790,211
======================================================================================

HEALTH CARE PROVIDERS & SERVICES--3.32%

Caremark Rx, Inc.*                                             80,000        3,738,400
LifePoint Hospitals, Inc.*                                     12,700          577,596
Molina Healthcare, Inc.*                                       18,500          503,755
Odyssey Healthcare, Inc.*                                      48,000          801,600
RehabCare Group, Inc.*                                          9,300          208,971
Renal Care Group, Inc.*                                         5,450          256,640
UnitedHealth Group, Inc.                                      378,300       19,482,450
WellPoint, Inc.*                                              134,200        9,964,350
--------------------------------------------------------------------------------------
                                                                            35,533,762
======================================================================================

                                                           NUMBER OF
SECURITY DESCRIPTION                                         SHARES         VALUE
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.47%

Carnival Corp.                                                124,400   $    6,137,896
Expedia, Inc.*                                                295,300        6,573,378
IAC/InterActiveCorp.*                                         121,600        2,985,280
--------------------------------------------------------------------------------------
                                                                            15,696,554
======================================================================================

HOUSEHOLD DURABLES--0.20%

Department 56, Inc.*                                           46,000          597,540
Ryland Group, Inc.                                              8,000          578,880
Snap-On, Inc.(1)                                               13,900          493,450
Yankee Candle Co., Inc.                                        17,000          466,990
--------------------------------------------------------------------------------------
                                                                             2,136,860
======================================================================================

HOUSEHOLD PRODUCTS--0.77%

Kimberly Clark Corp.(1)                                       132,000        8,226,240

INSURANCE--1.94%

American International Group, Inc.                            226,700       13,420,640
AmerUs Group Co.(1)                                            11,800          652,776
Hartford Financial Services Group, Inc.(1)                     90,600        6,618,330
Selective Insurance Group, Inc.                                 1,200           56,808
--------------------------------------------------------------------------------------
                                                                            20,748,554
======================================================================================

INTERNET SOFTWARE & SERVICES--0.05%

iVillage, Inc.(1)*                                             27,300          175,266
Tumbleweed Communications Corp.*                              106,200          350,460
--------------------------------------------------------------------------------------
                                                                               525,726
======================================================================================

IT CONSULTING & SERVICES--0.50%

Accenture Ltd., Class A*                                      207,900        5,072,760
BearingPoint, Inc.(1)*                                         27,800          227,404
--------------------------------------------------------------------------------------
                                                                             5,300,164
======================================================================================

MACHINERY--1.36%

Dionex Corp.*                                                   4,300          226,610
Gardner Denver, Inc.*                                          21,200          886,584
Illinois Tool Works, Inc.(1)                                  156,900       13,223,532
Nordson Corp.                                                   5,600          198,912
--------------------------------------------------------------------------------------
                                                                            14,535,638
======================================================================================

MEDIA--4.19%

ADVO, Inc.                                                     16,200   $      530,388
Clear Channel Communications, Inc.(1)                         213,900        7,122,870
Dex Media, Inc.                                               153,200        3,906,600
DIRECTV Group, Inc.*                                          223,200        3,551,112
Omnicom Group, Inc.(1)                                        151,700       12,202,748
Radio One, Inc., Class D*                                      35,600          497,688
Saga Communications, Inc., Class A*                            26,900          390,588
Sinclair Broadcast Group, Inc., Class A                        51,400          482,646
Time Warner, Inc.(1)                                          616,300       11,044,096
Univision Communications, Inc., Class A(1)*                   188,500        5,070,650
--------------------------------------------------------------------------------------
                                                                            44,799,386
======================================================================================

MULTI-LINE RETAIL--1.90%

Costco Wholesale Corp.                                        292,700       12,714,888
Kohl's Corp.*                                                 144,700        7,589,515
--------------------------------------------------------------------------------------
                                                                            20,304,403
======================================================================================

OIL & GAS--2.23%

Cimarex Energy Co.*                                             7,800          333,372
Equitable Resources, Inc.                                      12,200          919,880
Exxon Mobil Corp.                                             191,100       11,446,890
Marathon Oil Corp.                                            172,500       11,093,475
--------------------------------------------------------------------------------------
                                                                            23,793,617
======================================================================================

PERSONAL PRODUCTS--0.05%

Nu Skin Enterprises, Inc.(1)                                   23,600          503,624

PHARMACEUTICALS--7.55%

Alkermes, Inc.*                                                26,100          490,158
Allergan, Inc.(1)                                             164,100       15,105,405
Bristol-Myers Squibb Co.                                      210,600        5,153,382
Cephalon, Inc.(1)*                                            117,000        4,740,840
DOV Pharmaceutical, Inc.*                                      13,400          201,268
Johnson & Johnson                                             375,364       23,794,324
K-V Pharmaceutical Co., Class A(1)*                             9,000          153,540

                                                           NUMBER OF
SECURITY DESCRIPTION                                         SHARES         VALUE
--------------------------------------------------------------------------------------
PHARMACEUTICALS--(CONCLUDED)

Medco Health Solutions, Inc.*                                 161,400   $    7,952,178
Mylan Laboratories, Inc.                                      496,650        9,133,393
Wyeth                                                         304,700       13,952,213
--------------------------------------------------------------------------------------
                                                                            80,676,701
======================================================================================

REAL ESTATE--0.17%

Kilroy Realty Corp.                                             9,200          484,932
LaSalle Hotel Properties                                        2,800           94,556
Parkway Properties, Inc.                                       10,700          517,238
Taberna Realty Finance Trust(4)+++                             11,410          136,920
Thornburg Mortgage, Inc.(1)                                    23,100          623,931
--------------------------------------------------------------------------------------
                                                                             1,857,577
======================================================================================

ROAD & RAIL--1.01%

Burlington Northern Santa Fe, Inc.                            176,200        9,342,124
Genesee & Wyoming, Inc., Class A*                              11,900          348,313
Landstar System, Inc.                                          17,600          639,232
Yellow Roadway Corp.(1)*                                        9,700          454,445
--------------------------------------------------------------------------------------
                                                                            10,784,114
======================================================================================

SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.00%

Applied Materials, Inc.                                       343,700   $    6,293,147
Xilinx, Inc.(1)                                               158,400        4,449,456
--------------------------------------------------------------------------------------
                                                                            10,742,603
======================================================================================

SOFTWARE--3.48%

Microsoft Corp.                                               814,900       22,328,260
Oracle Corp.*                                                 698,100        9,054,357
Reynolds & Reynolds Co., Class A                               17,600          502,304
Symantec Corp.*                                               252,273        5,292,688
--------------------------------------------------------------------------------------
                                                                            37,177,609
======================================================================================

SPECIALTY RETAIL--0.24%

Linens 'n Things, Inc.(1)*                                     12,900          304,440
Movado Group, Inc.                                             35,256          687,139
Movie Gallery, Inc.                                            16,100          289,639
Party City Corp.*                                              30,300          394,203
Rent-A-Center, Inc.*                                           11,400          230,280
Sports Authority, Inc.*                                        19,300          623,390
--------------------------------------------------------------------------------------
                                                                             2,529,091
======================================================================================
Total Common Stocks
  (cost--$619,954,199)                                                      683,855,72
======================================================================================

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--4.58%
$      5,900    U.S. Treasury Bonds(1)                  05/15/17            8.750%   $      8,397,588
         205    U.S. Treasury Bonds                     08/15/23            6.250             254,024
       2,365    U.S. Treasury Bonds                     05/15/30            6.250           3,064,245
      12,116    U.S. Treasury Inflation Index Notes     01/15/14            2.000          12,489,533
       1,595    U.S. Treasury Notes                     02/28/07            3.375           1,584,534
      14,235    U.S. Treasury Notes(1)                  04/30/07            3.625          14,187,185
       3,835    U.S. Treasury Notes(1)                  04/15/10            4.000           3,856,123
       4,830    U.S. Treasury Notes(1)                  05/15/14            4.750           5,087,912
-----------------------------------------------------------------------------------------------------
Total U.S. Government Obligations
  (cost--$48,429,643)                                                                      48,921,144
=====================================================================================================

MORTGAGE & AGENCY DEBT SECURITIES--11.71%
       2,384    Countrywide Alternative Loan Trust,
                  Series 2005-J2, Class 2A1             04/25/35            7.500           2,461,591
       3,100    Federal Home Loan Mortgage
                  Corporation Certificates              02/15/07            2.375           3,030,312
           6    Federal Home Loan Mortgage
                  Corporation Certificates              11/01/07            5.000               6,554
       3,120    Federal Home Loan Mortgage
                  Corporation Certificates              06/15/08            3.875           3,106,175
       3,875    Federal Home Loan Mortgage
                  Corporation Certificates              01/12/09            3.875           3,832,906
       2,540    Federal Home Loan Mortgage
                  Corporation Certificates              03/15/11            5.625           2,720,172
       3,545    Federal Home Loan Mortgage
                  Corporation Certificates              06/15/11            6.000           3,869,754
       8,910    Federal Home Loan Mortgage
                  Corporation Certificates              01/30/14            5.000           8,912,851
          25    Federal Home Loan Mortgage
                  Corporation Certificates              09/01/17            5.500              26,054
          41    Federal Home Loan Mortgage
                  Corporation Certificates              12/01/17            6.000              42,813
          45    Federal Home Loan Mortgage
                  Corporation Certificates              01/01/18            5.500              46,459
          39    Federal Home Loan Mortgage
                  Corporation Certificates              04/01/18            5.500              39,632
       2,099    Federal Home Loan Mortgage
                  Corporation Certificates              08/01/28            6.500           2,177,918
          27    Federal Home Loan Mortgage
                  Corporation Certificates              02/01/29            6.500              27,822

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
-----------------------------------------------------------------------------------------------------
MORTGAGE & AGENCY DEBT SECURITIES--(CONTINUED)
$         28    Federal Home Loan Mortgage
                  Corporation Certificates              04/01/29            6.500%   $         29,387
          13    Federal Home Loan Mortgage
                  Corporation Certificates              10/01/29            6.000              12,902
          10    Federal Home Loan Mortgage
                  Corporation Certificates              03/01/32            6.000               9,990
          62    Federal Home Loan Mortgage
                  Corporation Certificates              11/01/32            6.500              63,833
       6,420    Federal National Mortgage
                  Association Certificates              06/01/10            4.625           6,416,103
       2,930    Federal National Mortgage
                  Association Certificates              02/01/11            6.250           3,190,143
       2,852    Federal National Mortgage
                  Association Certificates              02/01/14            6.000           2,945,821
          93    Federal National Mortgage
                  Association Certificates              03/01/17            6.500              96,234
          18    Federal National Mortgage
                  Association Certificates              07/01/17            6.000              18,815
       6,717    Federal National Mortgage
                  Association Certificates              09/01/17            5.500           6,878,812
       8,890    Federal National Mortgage
                  Association Certificates              11/01/17            5.500           9,090,195
       4,778    Federal National Mortgage
                  Association Certificates              02/01/19            5.000           4,813,802
           5    Federal National Mortgage
                  Association Certificates              06/01/23            6.000               5,255
          20    Federal National Mortgage
                  Association Certificates              03/01/29            6.000              20,559
          50    Federal National Mortgage
                  Association Certificates              04/01/29            6.500              52,050
       6,407    Federal National Mortgage
                  Association Certificates              08/01/29            6.500           6,647,140
       3,049    Federal National Mortgage
                  Association Certificates              12/01/29            6.500           3,165,706
          20    Federal National Mortgage
                  Association Certificates              05/01/30            6.500              20,989
       3,526    Federal National Mortgage
                  Association Certificates              07/01/30            6.500           3,657,964

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
-----------------------------------------------------------------------------------------------------
MORTGAGE & AGENCY DEBT SECURITIES--(CONTINUED)
$      4,401    Federal National Mortgage
                  Association Certificates              11/01/30            6.500%   $      4,568,055
          16    Federal National Mortgage
                  Association Certificates              05/01/31            7.500              16,645
          22    Federal National Mortgage
                  Association Certificates              11/01/31            6.500              23,156
       2,181    Federal National Mortgage
                  Association Certificates              08/01/32            7.000           2,287,066
          36    Federal National Mortgage
                  Association Certificates              02/01/33            7.500              38,399
          20    Federal National Mortgage
                  Association Certificates              06/01/33            6.000              21,167
          85    Federal National Mortgage
                  Association Certificates              10/01/33            6.000              87,307
       5,070    Federal National Mortgage
                  Association Certificates TBA            TBA               5.500           5,177,738
          71    FHLMC REMIC,
                  Series 2148, Class ZA                 04/15/29            6.000              72,127
          42    FHLMC REMIC,
                  Series 2426, Class GH                 08/15/30            6.000              42,216
       1,525    FHLMC REMIC,
                  Series 2430, Class UC                 09/15/16            6.000           1,562,454
          88    FHLMC REMIC,
                  Series 2532, Class PD                 06/15/26            5.500              89,086
       3,620    FHLMC REMIC,
                  Series T-42, Class A5                 02/25/42            7.500           3,851,411
       1,863    First Horizon Mortgage
                  Pass-Through Trust
                  Series 2004-FL1, Class 1A1            02/25/35            3.911~          1,860,612
       8,328    FNMA REMIC,
                  Series 2002-53, Class PD              01/25/32            6.000           8,586,297
       6,307    FNMA REMIC,
                  Series 2004-W1, Class 3A              01/25/43            4.544~          6,484,881
          14    Government National Mortgage
                  Association Certificates              04/15/26            7.000              15,199
          19    Government National Mortgage
                  Association Certificates              10/15/28            6.500              20,180
       5,163    Government National Mortgage
                  Association Certificates.             07/15/29            6.000           5,334,010

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
-----------------------------------------------------------------------------------------------------
MORTGAGE & AGENCY DEBT SECURITIES--(CONCLUDED)
$         44    Government National Mortgage
                  Association Certificates              04/15/31            6.500%   $         46,111
           9    Government National Mortgage
                  Association Certificates II           11/20/28            6.000               9,450
          19    Government National Mortgage
                  Association Certificates II           02/20/29            6.000              20,057
       4,725    Government National Mortgage
                  Association Certificates II           02/20/34            6.000           4,857,669
         788    GSMPS Mortgage Loan Trust,
                  Series 2001-2, Class A**              06/19/32            7.500             831,270
         806    Merrill Lynch Credit Corporation
                  Mortgage Investors, Inc.,
                  Series 2003-D, Class XA1(2)(4)        08/25/28            1.000@              9,826
       1,817    Structured Adjustable Rate
                  Mortgage Loan,
                  Series 2004-3AC, Class A1             03/25/34            4.940           1,824,031
-----------------------------------------------------------------------------------------------------
Total Mortgage & Agency Debt Securities (cost--$126,038,449)                              125,173,133
=====================================================================================================

COLLATERALIZED MORTGAGE-BACKED SECURITIES--2.38%
       5,150    Asset Securitization Corp.,
                  Series 1995-MD4, Class A3             08/13/29            7.384           5,452,586
         456    Commercial Mortgage
                  Pass-Through Certificates,
                  Series 2001-FL5A, Class E**           11/15/13            5.071~            456,020
         880    Commercial Mortgage
                  Pass-Through Certificates,
                  Series 2001-FL5A, Class F**           11/15/13            4.183~            872,125
       1,077    First Union Lehman-Brothers
                  Commercial Mortgage,
                  Series 1997-C2, Class A3              11/18/29            6.650           1,118,651
       1,300    Host Marriott Pool Trust,
                  Series 1999-HMTA, Class C**           08/03/15            7.730           1,429,776
         800    Host Marriott Pool Trust,
                  Series 1999-HMTA, Class D**           08/03/15            7.970             874,755
         800    Host Marriott Pool Trust,
                  Series 1999-HMTA, Class E**           08/03/15            8.070             861,844
       4,398    JP Morgan Commercial Mortgage
                  Finance Corp.,
                  Series 1998-C6, Class A3              01/15/30            6.613           4,567,751

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
-----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE-BACKED SECURITIES--(CONCLUDED)
$         12    JP Morgan Commercial Mortgage
                  Finance Corp.,
                  Series 1999-C8, Class A1              07/15/31            7.325%   $         12,536
          44    Lehman Brothers Commercial Conduit
                  Mortgage Trust,
                  Series 1999-C1, Class A1              06/15/31            6.410              44,206
       2,000    Morgan Stanley Capital I,
                  Series 1997-ALIC, Class D             12/15/07            7.230           2,074,263
          13    Morgan Stanley Dean Witter Capital I,
                  Series 2000-LIF2, Class A1            10/15/33            6.960              13,392
       3,502    Nomura Asset Securities Corp.,
                  Series 1996-MD5, Class A4             04/13/39            7.985~          3,598,903
       4,000    Salomon Brothers Mortgage
                  Securities VII,
                  Series 2003-CDCA, Class C**           02/15/15            4.121~          4,019,902
-----------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost--$25,628,099)                              25,396,710
=====================================================================================================

ASSET-BACKED SECURITIES--1.71%
          80    Capital One Multi-Asset Execution
                  Trust,
                  Series 2003-A1, Class A1              01/15/09            3.961~             80,169
          80    Citibank Omni-S Master Trust,
                  Series 2001-1, Class A                02/15/10            3.751~             79,993
       2,735    Conseco Finance Securitizations
                  Corp.,
                  Series 2000-2, Class A4               12/01/30            8.480           2,795,396
       5,000    Conseco Finance Securitizations
                  Corp.,
                  Series 2000-5, Class A5               02/01/32            7.700           5,030,202
       1,979    Conseco Finance Securitizations
                  Corp.,
                  Series 2001-1, Class A4               05/01/31            7.620           1,998,103
          22    Countrywide Asset-Backed
                  Certificates,
                  Series 2004-SD1, Class A1**           06/25/33            3.981~             21,943
         823    First Franklin Mortgage Loan
                  Asset-Backed Certificates,
                  Series 2004-FFB, Class A1             06/25/24            4.167#            819,325
       1,400    Paragon Mortgages PLC,
                  Series 7A, Class B1A**                05/15/43            4.540~          1,403,334
          55    Peco Energy Transition Trust,
                  Series 1999-A, Class A7               03/01/09            6.130              57,390
       4,500    Permanent Financing PLC,
                  Series 4, Class 2C                    06/10/42            4.099~          4,520,964

 PRINCIPAL
  AMOUNT                                                MATURITY      INTEREST
  (000)                                                  DATES          RATES             VALUE
-----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--(CONCLUDED)
$        660    Providian Gateway Master Trust,
                  Series 2004-AA, Class C**             03/15/11            4.471%~  $        665,465
         770    Providian Gateway Master Trust,
                  Series 2004-AA, Class D**             03/15/11            5.421~            784,558
          14    Residential Asset Funding
                  Corporation Asset-Backed Trust,
                  Series 2001-1, Class A3               11/25/29            5.115              14,058
           7    Vanderbilt Mortgage Finance,
                  Series 2000-B, Class IA3              05/07/17            8.255               6,971
-----------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost--$18,228,440)                                          18,277,871
=====================================================================================================

CORPORATE BONDS--5.89%

  AEROSPACE & DEFENSE--0.19%
         100    Armor Holdings, Inc.                    08/15/13            8.250             108,500
          75    BE Aerospace, Inc.,
                  Series B                              05/01/11            8.875              78,375
         325    Boeing Capital Corp.                    09/27/10            7.375             368,463
         650    Bombardier Capital, Inc.**              06/29/06            6.125             650,000
         300    Bombardier, Inc.**                      05/01/14            6.300             271,500
         125    DRS Technologies, Inc.                  11/01/13            6.875             126,562
         175    Lockheed Martin Corp.                   12/01/29            8.500             251,208
         125    Sequa Corp.                             08/01/09            9.000             136,875
-----------------------------------------------------------------------------------------------------
                                                                                            1,991,483
-----------------------------------------------------------------------------------------------------

  AGRICULTURE--0.01%
         150    American Rock Salt Co. LLC              03/15/14            9.500             153,375

  AIRLINES--0.09%
         350    American Airlines(1)                    04/01/11            8.608             331,784
         151    Continental Airlines, Inc.,
                  Series 974B                           01/02/17            6.900             130,315
         453    Northwest Airlines,
                  Series 2000-1, Class G                04/01/21            8.072             483,890
-----------------------------------------------------------------------------------------------------
                                                                                              945,989
-----------------------------------------------------------------------------------------------------

  APPAREL/TEXTILES--0.07%
          75    Collins & Aikman Floorcovering,
                  Series B                              02/15/10            9.750              76,875
         225    Levi Strauss & Co.**                    12/15/12           12.250             252,844
         150    Perry Ellis International, Inc.,
                  Series B                              03/15/09            9.500             153,000
          75    Rafaella Apparel Group**                06/15/11           11.250              75,375

 PRINCIPAL
  AMOUNT                                                MATURITY      INTEREST
  (000)                                                  DATES          RATES             VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

  APPAREL/TEXTILES--(CONCLUDED)
$        150    Tommy Hilfiger USA, Inc.                06/01/08            6.850%   $        151,875
-----------------------------------------------------------------------------------------------------
                                                                                              709,969
-----------------------------------------------------------------------------------------------------

  AUTOMOBILE OEM--0.44%
       1,200    DaimlerChrysler N.A. Holding Corp.      06/04/08            4.050           1,180,257
         225    Ford Motor Credit Co.                   10/28/09            7.375             224,052
       1,775    Ford Motor Credit Co.                   01/12/09            5.800           1,698,627
         350    General Motors Acceptance Corp.         03/02/11            7.250             337,841
       1,140    General Motors Acceptance Corp.         09/15/11            6.875           1,079,560
         175    General Motors Nova Scotia Finance      10/15/08            6.850             169,241
-----------------------------------------------------------------------------------------------------
                                                                                            4,689,578
-----------------------------------------------------------------------------------------------------

  AUTOMOTIVE PARTS--0.06%
         125    Advanced Accesory Systems               06/15/11           10.750             109,375
         150    Cooper Standard Auto**                  12/15/14            8.375             136,500
         125    Dura Operating Corp.,
                  Series B                              04/15/12            8.625             115,625
         100    Dura Operating Corp.,
                  Series D                              05/01/09            9.000              80,000
         250    Stanadyne Corp.                         08/15/14           10.000             251,563
-----------------------------------------------------------------------------------------------------
                                                                                              693,063
-----------------------------------------------------------------------------------------------------

  BANKING-NON-U.S.--0.04%
         275    Abbey National PLC                      10/26/29            7.950             374,088

  BANKING-U.S.--0.61%
       1,000    Bank of America Corp.                   01/15/11            7.400           1,136,261
         825    Citigroup, Inc.                         08/27/12            5.625             875,431
         575    Citigroup, Inc.                         09/15/14            5.000             584,851
         250    CS First Boston, Inc.                   01/15/09            3.875             246,219
         225    CS First Boston, Inc.                   01/15/12            6.500             247,442
         270    HSBC Bank USA                           08/15/35            5.625             278,552
       1,000    J.P. Morgan Chase & Co.                 02/01/11            6.750           1,104,647
         425    Wachovia Bank N.A.                      08/18/10            7.800             489,712
       1,000    Washington Mutual, Inc.                 01/15/07            5.625           1,015,815
         500    Wells Fargo Bank N.A.                   02/01/11            6.450             549,212
-----------------------------------------------------------------------------------------------------
                                                                                            6,528,142
-----------------------------------------------------------------------------------------------------

  BROADCAST--0.04%
         295    News America, Inc.                      12/15/34            6.200             305,673

 PRINCIPAL
  AMOUNT                                                MATURITY      INTEREST
  (000)                                                  DATES          RATES             VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

  BROADCAST--(CONCLUDED)
$        125    Nexstar Finance Holdings LLC, Inc.      04/01/13           11.375%#  $         92,500
          75    Nexstar Finance, Inc.                   01/15/14            7.000              69,000
-----------------------------------------------------------------------------------------------------
                                                                                              467,173
-----------------------------------------------------------------------------------------------------

  BROKERAGE--0.25%
       1,250    Goldman Sachs Group, Inc.               01/15/11            6.875           1,379,395
       1,175    Morgan Stanley                          04/15/11            6.750           1,298,347
-----------------------------------------------------------------------------------------------------
                                                                                            2,677,742
-----------------------------------------------------------------------------------------------------

  BUILDING MATERIALS--0.05%
         125    Ahern Rentals, Inc.**                   08/15/13            9.250             127,813
         200    Ainsworth Lumber                        10/01/12            7.250             187,000
          75    Hydrochem Industrial Services**         02/15/13            9.250              73,500
         125    Interface, Inc.                         02/01/10           10.375             138,437
-----------------------------------------------------------------------------------------------------
                                                                                              526,750
-----------------------------------------------------------------------------------------------------

  BUSINESS SERVICES--0.04%
         175    Activant Solutions, Inc.                06/15/11           10.500             184,625
         125    Da-Lite Screen Co., Inc.                05/15/11            9.500             132,813
          75    FTI Consulting**                        06/15/13            7.625              76,500
-----------------------------------------------------------------------------------------------------
                                                                                              393,938
-----------------------------------------------------------------------------------------------------

  CABLE--0.19%
         150    Charter Communications Holdings         04/01/09           10.000             128,438
         350    Charter Communications
                  Operating Capital Corp.**             04/30/14            8.375             352,625
         825    Comcast Cable Communications, Inc.      01/30/11            6.750             902,854
         175    CSC Holdings, Inc., Series B            07/15/09            8.125             179,375
         125    CSC Holdings, Inc., Series B            04/01/11            7.625             125,312
         150    Insight Communications, Inc.            02/15/11           12.250#            153,938
         150    Mediacom Broadband LLC                  01/15/13            9.500             152,625
-----------------------------------------------------------------------------------------------------
                                                                                            1,995,167
-----------------------------------------------------------------------------------------------------

  CHEMICALS--0.22%
         475    Dow Chemical Co.                        02/01/11            6.125             512,042
         150    Hercules, Inc.                          06/30/29            6.500             117,750
         400    ICI Wilmington, Inc.                    12/01/08            4.375             396,997
         100    Methanex Corp.                          08/15/12            8.750             115,000

 PRINCIPAL
  AMOUNT                                                MATURITY      INTEREST
  (000)                                                  DATES          RATES             VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

  CHEMICALS--(CONCLUDED)
$        125    Omnova Solutions, Inc.                  06/01/10           11.250%   $        133,125
         125    Resolution Performance                  11/15/10           13.500             135,000
         200    Rhodia SA                               06/01/10           10.250             216,500
         225    Rockwood Specialties Group, Inc.        05/15/11           10.625             247,500
         275    Rohm & Haas Co.                         07/15/29            7.850             377,235
         100    Terra Capital, Inc.                     10/15/08           12.875             118,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,369,149
-----------------------------------------------------------------------------------------------------

  COMMERCIAL SERVICES--0.06%
         325    Cendant Corp.                           01/15/08            6.250             337,459
         125    CIE Generale De Geophysique**           05/15/15            7.500             131,875
         200    Technical Olympic USA, Inc.             01/15/15            7.500             185,500
-----------------------------------------------------------------------------------------------------
                                                                                              654,834
-----------------------------------------------------------------------------------------------------

  COMMERCIAL SERVICES & SUPPLIES--0.02%
         200    Xerox Capital Trust I                   02/01/27            8.000             208,000

  CONSUMER PRODUCTS--0.04%
         150    Amscan Holdings, Inc.                   05/01/14            8.750             142,875
         125    Gregg Appliances, Inc.**                02/01/13            9.000             121,875
         200    Prestige Brands, Inc.                   04/15/12            9.250             208,000
-----------------------------------------------------------------------------------------------------
                                                                                              472,750
-----------------------------------------------------------------------------------------------------

  CONSUMER PRODUCTS-NONDURABLES--0.03%
         335    Avon Products, Inc.                     11/15/09            7.150             370,289

  CONTAINERS & PACKAGING--0.12%
         250    Berry Plastics                          07/15/12           10.750             275,000
         175    Constar International(1)                12/01/12           11.000             133,437
         300    Crown Cork & Seal, Inc.                 04/15/23            8.000             306,000
         400    Owens-Illinois, Inc.                    05/15/18            7.800             411,000
         125    Solo Cup Co.                            02/15/14            8.500             121,563
-----------------------------------------------------------------------------------------------------
                                                                                            1,247,000
-----------------------------------------------------------------------------------------------------

  DIVERSIFIED FINANCIALS--0.01%
         125    Bluewater Finance Ltd.                  02/15/12           10.250             135,625

  ELECTRIC UTILITIES--0.31%
         230    American Electric Power Co.,
                  Series A                              05/15/06            6.125             233,074
         325    Calpine Canada Energy Finance(1)        05/01/08            8.500             226,688
         125    Comstock Resources, Inc.                03/01/12            6.875             126,563

 PRINCIPAL
  AMOUNT                                                MATURITY      INTEREST
  (000)                                                  DATES          RATES             VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

  ELECTRIC UTILITIES--(CONCLUDED)
$        255    Dominion Resources, Inc.                06/15/35            5.950%   $        266,352
          75    Edison Mission Energy                   08/15/08           10.000              83,438
         450    FirstEnergy Corp., Series B             11/15/11            6.450             487,398
         425    FPL Group Capital, Inc.                 09/15/06            7.625             439,733
         200    Midwest Generation LLC                  05/01/34            8.750             224,000
         225    Pacific Gas & Electric Co.              03/01/34            6.050             246,179
         325    Progress Energy, Inc.                   10/30/31            7.000             377,666
         225    PSEG Power                              04/15/11            7.750             257,912
         350    TXU Energy Co.                          03/15/13            7.000             390,497
-----------------------------------------------------------------------------------------------------
                                                                                            3,359,500
-----------------------------------------------------------------------------------------------------

  ENERGY--0.09%
         350    Devon Financing Corp., U.L.C.           09/30/11            6.875             391,540
         275    Dynegy Holdings, Inc.                   05/15/18            7.125             261,250
         200    Gulfmark Offshore, Inc.**               07/15/14            7.750             213,500
         125    Whiting Petroleum Corp.                 05/01/12            7.250             126,250
-----------------------------------------------------------------------------------------------------
                                                                                              992,540
-----------------------------------------------------------------------------------------------------

  ENERGY-INTEGRATED--0.05%
         225    Marathon Oil Corp.                      03/15/12            6.125             244,912
         250    PPL Energy Supply LLC, Series A         11/01/11            6.400             273,620
-----------------------------------------------------------------------------------------------------
                                                                                              518,532
-----------------------------------------------------------------------------------------------------

  ENTERTAINMENT--0.06%
         305    Time Warner, Inc.                       04/15/31            7.625             371,748
         250    Viacom, Inc.                            05/15/11            6.625             271,671
-----------------------------------------------------------------------------------------------------
                                                                                              643,419
-----------------------------------------------------------------------------------------------------

  ENVIRONMENTAL SERVICES--0.03%
         300    Waste Management, Inc.                  08/01/10            7.375             334,898

  FINANCE-NONCAPTIVE CONSUMER--0.18%
         250    Capital One Financial                   06/01/15            5.500             258,934
         500    Countrywide Home Loans                  05/21/08            3.250             485,022
         700    HSBC Finance Corp.                      05/15/11            6.750             773,604
         335    MBNA Corp.                              03/15/12            7.500             388,513
-----------------------------------------------------------------------------------------------------
                                                                                            1,906,073
-----------------------------------------------------------------------------------------------------

  FINANCE-NONCAPTIVE DIVERSIFIED--0.27%
       2,100    General Electric Capital Corp.          06/15/12            6.000           2,272,374

 PRINCIPAL
  AMOUNT                                                MATURITY      INTEREST
  (000)                                                  DATES          RATES             VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

  FINANCE-NONCAPTIVE DIVERSIFIED--(CONCLUDED)
$        200    General Electric Capital Corp.          03/15/32            6.750%   $        244,004
         350    International Lease Finance Corp.       04/01/09            3.500             335,211
-----------------------------------------------------------------------------------------------------
                                                                                            2,851,589
-----------------------------------------------------------------------------------------------------

  FOOD--0.11%
         150    Ameriqual Group LLC**                   04/01/12            9.000             155,250
         300    Conagra Foods, Inc.                     09/15/11            6.750             328,328
         375    Kraft Foods, Inc.                       11/01/11            5.625             396,846
         125    Land O'Lakes, Inc.                      11/15/11            8.750             130,937
         150    Pinnacle Foods Holding Corp.            12/01/13            8.250             144,750
          50    Wornick Co.                             07/15/11           10.875              50,750
-----------------------------------------------------------------------------------------------------
                                                                                            1,206,861
-----------------------------------------------------------------------------------------------------

  FOOD PROCESSORS/BEVERAGE/BOTTLING--0.10%
         325    Coors Brewing Co.                       05/15/12            6.375             352,562
         325    Le-Natures, Inc.**                      06/15/13           10.000             351,000
         375    Miller Brewing Co.**                    08/15/13            5.500             392,296
-----------------------------------------------------------------------------------------------------
                                                                                            1,095,858
-----------------------------------------------------------------------------------------------------

  GAMING--0.15%
         100    Chukchansi Economic
                  Development Authority**               06/15/09           14.500             121,500
         100    Circus & Eldorado                       03/01/12           10.125             105,500
         325    Harrahs Operating Co., Inc.             01/15/09            7.500             352,808
         125    Herbst Gaming, Inc.                     06/01/12            8.125             131,875
         200    MTR Gaming Group, Inc.                  04/01/10            9.750             217,250
         250    River Rock Entertainment                11/01/11            9.750             274,375
         150    Seneca Gaming Corp.                     05/01/12            7.250             156,000
         200    Wheeling Island Gaming, Inc.            12/15/09           10.125             211,750
-----------------------------------------------------------------------------------------------------
                                                                                            1,571,058
-----------------------------------------------------------------------------------------------------

  HEALTHCARE--0.11%
         100    Ameripath, Inc.                         04/01/13           10.500             107,000
         225    McKesson Corp.                          02/01/12            7.750             260,186
         200    Psychiatric Solutions**                 07/15/15            7.750             208,500
         225    Select Medical Corp.**                  02/01/15            7.625             218,812
         150    Tenet Healthcare Corp.**                02/01/15            9.250             154,500
         250    Universal Hospital Services             11/01/11           10.125             252,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,201,498
-----------------------------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

  HOME BUILDERS--0.03%
$        300   Centex Corp.                             02/01/11           7.875%   $        337,918
  HOTELS/GAMING--0.01%
         100   Wynn Las Vegas LLC**                     12/01/14           6.625              97,250
  INDUSTRIAL-OTHER--0.03%
         175   Aearo Co. I                              04/15/12           8.250             176,313
         200   Wolverine Tube, Inc.**                   08/01/08           7.375             172,000
----------------------------------------------------------------------------------------------------
                                                                                             348,313
----------------------------------------------------------------------------------------------------

  INSURANCE-MULTILINE--0.03%
         300   Allstate Corp.                           12/01/09           7.200             332,168
----------------------------------------------------------------------------------------------------

  INSURANCE-PERSONAL & CASUALTY--0.07%
         525   Hartford Financial Services
                 Group, Inc.                            09/01/07           4.700             527,364
         250   Marsh & McLennan Cos., Inc.              03/15/12           6.250             262,392
----------------------------------------------------------------------------------------------------
                                                                                             789,756
----------------------------------------------------------------------------------------------------

  LEISURE--0.02%
         150   Equinox Holdings, Inc.                   12/15/09           9.000             155,250
         100   Jacobs Entertainment Co.                 02/01/09          11.875             107,250
----------------------------------------------------------------------------------------------------
                                                                                             262,500
----------------------------------------------------------------------------------------------------

  MACHINERY-AGRICULTURE & CONSTRUCTION--0.07%
         300   Caterpillar, Inc.                        05/01/11           6.550             332,265
         325   John Deere Capital Corp.                 03/15/12           7.000             371,453
----------------------------------------------------------------------------------------------------
                                                                                             703,718
----------------------------------------------------------------------------------------------------

  MANUFACTURING-DIVERSIFIED--0.01
         125   Maax Corp.                               06/15/12           9.750             118,438
          75   Maax Holdings, Inc.**                    12/15/12          11.250#             35,250
----------------------------------------------------------------------------------------------------
                                                                                             153,688
----------------------------------------------------------------------------------------------------

  MEDIA--0.02%
         150   Entravision Communications Corp.         03/15/09           8.125             158,437
          75   Sirius Satellite Radio**                 08/01/13           9.625              73,688
----------------------------------------------------------------------------------------------------
                                                                                             232,125
----------------------------------------------------------------------------------------------------

  METALS & MINING--0.11%
         325   AK Steel Corp.                           06/15/12           7.750             301,437
         325   Alcoa, Inc.                              01/15/12           6.000             351,373
         200   Anadarko Finance Co., Series B           05/01/31           7.500             255,940
         100   Century Aluminum Co.                     08/15/14           7.500             103,500
         200   FastenTech, Inc.                         05/01/11          11.500             214,000
----------------------------------------------------------------------------------------------------
                                                                                           1,226,250
----------------------------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

  OIL & GAS--0.11%
$        425   Duke Energy Field Services               08/16/10           7.875%   $        485,632
         150   Petroleum Geo-Services                   11/05/10          10.000             168,750
         225   Sempra Energy                            03/01/10           7.950             254,131
         225   Stone Energy Corp.                       12/15/14           6.750             221,625
----------------------------------------------------------------------------------------------------
                                                                                           1,130,138
----------------------------------------------------------------------------------------------------

  OIL REFINING--0.07%
         175   Clayton Williams Energy**                08/01/13           7.750             172,812
         105   Giant Industries, Inc.                   05/15/12          11.000             118,650
         325   Valero Energy Corp.                      04/15/32           7.500             406,697
----------------------------------------------------------------------------------------------------
                                                                                             698,159
----------------------------------------------------------------------------------------------------

  PAPER & FOREST PRODUCTS--0.16%
         200   Buckeye Technologies, Inc.               10/15/10           8.000             195,000
         150   Cellu Tissue Holdings, Inc.              03/15/10           9.750             151,875
         100   Donohue Forest Products                  05/15/07           7.625             101,500
         150   Georgia-Pacific Corp.                    05/15/31           8.875             185,203
         225   International Paper Co.                  09/01/11           6.750             247,838
         150   Pliant Corp.                             09/01/09          11.125             139,875
         200   Port Townsend Paper Corp.**              04/15/11          11.000             160,000
         200   Tembec Industries, Inc.                  06/30/09           8.625             161,000
         300   Weyerhaeuser Co.                         03/15/32           7.375             354,619
----------------------------------------------------------------------------------------------------
                                                                                           1,696,910
----------------------------------------------------------------------------------------------------

  PHARMACEUTICALS--0.07%

         325   Bristol-Myers Squibb Co.                 10/01/11           5.750             346,904
         350   Wyeth                                    03/15/13           5.250             365,994
----------------------------------------------------------------------------------------------------
                                                                                             712,898
----------------------------------------------------------------------------------------------------

  PUBLISHING--0.08%
         125   Advanstar Communications, Inc.           08/15/10          10.750             141,406
         125   Cadmus Communications Corp.              06/15/14           8.375             129,844
         125   Houghton Mifflin Co.                     02/01/11           8.250             130,469
         150   Houghton Mifflin Co.                     10/15/13          11.500#            116,812
         100   Sheridan Acquisition Corp.               08/15/11          10.250             104,500
         200   Vertis, Inc.                             06/15/09          10.875             204,500
----------------------------------------------------------------------------------------------------
                                                                                             827,531
----------------------------------------------------------------------------------------------------

  REAL ESTATE INVESTMENT TRUSTS--0.07%
         325   Avalonbay Communities                    08/01/09           7.500             359,260

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)

REAL ESTATE INVESTMENT TRUSTS--(CONCLUDED)
$        325   EOP Operating LP                         06/15/28           7.250%   $        379,541
----------------------------------------------------------------------------------------------------
                                                                                             738,801
----------------------------------------------------------------------------------------------------

  RESTAURANTS--0.05%
         100   Buffets, Inc.                            07/15/10          11.250             101,500
         125   El Pollo Loco, Inc.                      12/15/09           9.250             133,125
               Landry's Restaurants, Inc.,
         175     Series B**                             12/15/14           7.500             171,062
         125   Sbarro, Inc.(1)                          09/15/09          11.000             126,563
----------------------------------------------------------------------------------------------------
                                                                                             532,250
----------------------------------------------------------------------------------------------------

  RETAIL--0.13%
         100   ACCO Brands Corp.**                      08/15/15           7.625             100,250
         175   Jean Coutu Group PJC, Inc.               08/01/14           8.500             179,375
         275   Kroger Co.                               04/01/31           7.500             331,036
         250   Pantry, Inc.                             02/15/14           7.750             256,563
         200   Pathmark Stores, Inc.                    02/01/12           8.750             199,000
         275   Safeway, Inc.                            02/01/31           7.250             314,772
----------------------------------------------------------------------------------------------------
                                                                                           1,380,996
----------------------------------------------------------------------------------------------------

  ROAD & RAIL--0.07%
         275   Burlington Northern Santa Fe Corp.       05/13/29           7.082             341,081
         150   Kansas City Southern                     06/15/09           7.500             155,625
         250   Union Pacific Corp.                      12/01/06           6.700             256,112
----------------------------------------------------------------------------------------------------
                                                                                             752,818
----------------------------------------------------------------------------------------------------

  SERVICE--0.01%
         100   Carriage Services, Inc.**                01/15/15           7.875             104,000

  SPECIALTY PURPOSE ENTITY--0.07%
         300   AAC Group Holding Corp.**                10/01/12          10.250#            222,000
         150   NELL AF SARL**                           08/15/15           8.375             151,688
          75   Riddell Bell Holdings, Inc.**            10/01/12           8.375              76,125
         250   Valor Telecom Enterprise**               02/15/15           7.750             245,625
----------------------------------------------------------------------------------------------------
                                                                                             695,438
----------------------------------------------------------------------------------------------------

  TECHNOLOGY-HARDWARE--0.03%
         300   Motorola, Inc.                           11/15/10           7.625             346,488

  TECHNOLOGY-SOFTWARE--0.03%
         350   Computer Sciences Corp.                  04/15/08           3.500             342,535

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS--(CONCLUDED)

  TELECOMMUNICATIONS--0.12%
$        325   Bellsouth Corp.                          06/15/34           6.550%   $        367,375
          50   Dobson Cellular Systems, Inc.**          11/01/12           9.875              55,000
         300   Intelsat Ltd.**                          02/01/15           9.250#            202,500
               Qwest Communications
         200     International, Inc.**                  02/15/11           7.250             195,000
          50   Qwest Services Corp.**                   12/15/10          13.500              57,625
         350   Telecom Italia Capital                   11/15/13           5.250             355,631
----------------------------------------------------------------------------------------------------
                                                                                           1,233,131
----------------------------------------------------------------------------------------------------

  TOBACCO--0.07%
         325   Altria Group, Inc.                       01/15/27           7.750             391,104
         300   UST, Inc.                                07/15/12           6.625             332,551
----------------------------------------------------------------------------------------------------
                                                                                             723,655
----------------------------------------------------------------------------------------------------

  TRANSPORTATION SERVICES--0.05%

         400   ERAC USA Finance Co.**                   01/15/11           8.000             458,795
          25   Stena AB                                 12/01/16           7.000              23,500
----------------------------------------------------------------------------------------------------
                                                                                             482,295
----------------------------------------------------------------------------------------------------

  WIRELESS TELECOMMUNICATION SERVICES--0.26%
         150   American Cellular Corp., Series B        08/01/11          10.000             159,750
         300   AT&T Corp.                               11/15/31           8.750             393,000
         175   AT&T Wireless Services, Inc.             03/01/31           8.750             245,706
         185   Cincinnati Bell, Inc.                    01/15/14           8.375             186,850
               Deutsche Telekom
         275     International Finance BV               06/15/30           8.750             371,559
         250   France Telecom SA                        03/01/31           8.500             349,492
         515   Sprint Capital Corp.                     03/15/12           8.375             614,956
         100   Triton PCS, Inc.                         02/01/11           9.375              83,250
         350   Verizon New York, Inc., Series A         04/01/12           6.875             385,997
----------------------------------------------------------------------------------------------------
                                                                                           2,790,560
----------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost--$62,551,829)                                                 62,958,219
====================================================================================================

MUNICIPAL BONDS AND NOTES--0.28%

UTILITIES--0.28%

       2,770   Puerto Rico Electric Power
                 Authority Power Revenue,
                 Series RR (cost--$2,983,857)           07/01/35           5.000           2,978,969

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
----------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS--0.13%

$        330   Pemex Project Funding Master Trust       11/15/11           8.000%   $        377,190
         825   United Mexican States                    12/30/19           8.125           1,018,463
----------------------------------------------------------------------------------------------------
Total International Government Obligations
(cost--$1,293,363)                                                                         1,395,653
====================================================================================================

REPURCHASE AGREEMENT--9.31%

      99,539   Repurchase Agreement dated 08/31/05
                 with State Street Bank & Trust Co.,
                 collateralized by $70,185,734
                 U.S. Treasury Bonds, 6.250% to
                 9.875% due 11/15/15 to 08/15/23 and
                 $3,428,791 U.S. Treasury Notes,
                 4.125% due 08/15/10
                 (value--$102,243,801); proceeds:
                 $99,547,848 (cost--$99,539,000)        09/01/05           3.200           99,539,00

 NUMBER OF
   SHARES
   (000)
------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--9.71%

MONEY MARKET FUNDS+--5.02%

         ++0   AIM Liquid Assets Portfolio                                 3.454                 171
          30   AIM Prime Portfolio                                         3.456              30,454
       7,916   Barclays Prime Money Market Fund                            3.441           7,916,419
           1   BlackRock Provident Institutional
                 TempFund                                                  3.364                 646
           1   Dreyfus Institutional Cash Advantage
                 Fund                                                      3.428                 552
         539   Scudder Money Market Series                                 3.447             538,837
      45,139   UBS Private Money Market Fund LLC(3)                        3.403          45,139,164
----------------------------------------------------------------------------------------------------
                                                                                          53,626,243
====================================================================================================

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES            VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.69%

$     50,073   Repurchase Agreement dated 08/31/05
                 with Deutsche Bank Securities, Inc.,
                 collateralized by $11,133,000 Federal
                 Home Loan Mortgage Corp. obligations,
                 2.150% to 5.000% due 06/02/06 to
                 05/23/12 and $39,655,000 Federal
                 National Mortgage Association
                 obligations, 4.125% due 05/15/10;
                 (value--$51,075,058); proceeds:
                 $50,077,985 (cost--$50,073,019)        09/01/05           3.570%   $     50,073,019
----------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities
  Loaned (cost--$103,699,262)                                                            103,699,262
====================================================================================================
Total Investments (cost--$1,108,346,141)--109.69%                                      1,172,195,688
----------------------------------------------------------------------------------------------------
Liabilities in excess of other assets--(9.69)%                                          (103,539,067)
----------------------------------------------------------------------------------------------------
Net Assets--100.00%                                                                 $  1,068,656,621
====================================================================================================

*    Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.78% of net assets as of August 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Interest rates shown reflect yield at August 31, 2005.
^ Floating rate securities. The interest rates shown are the current rates as of August 31, 2005.
~    Amount represents less than 500 shares.
+++ Security is being fair valued by a Valuation Committee under the direction of the Board of Trustees.
# Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
@    Annualized yield at date of purchase.
(1)  Security, or portion thereof, was on loan at August 31, 2005.
(2) Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(3) The table below details the Fund's transaction activity in affiliated issuers for the year ended August 31, 2005

                                                                                                             INCOME
                                                                                                          EARNED FROM
                                                  PURCHASES            SALES                             AFFILIATE FOR
                                                  DURING THE         DURING THE                             THE YEAR
         SECURITY               VALUE AT          YEAR ENDED         YEAR ENDED          VALUE AT             ENDED
       DESCRIPTION              08/31/04           08/31/05           08/31/05           08/31/05           08/31/05
------------------------------------------------------------------------------------------------------------------------
UBS Private
  Money Market Fund LLC     $    105,891,164   $  2,394,224,074   $  2,454,976,074   $     45,139,164   $         70,353

(4) The securities detailed in the table below, which represent 0.01% of net assets, are considered illiquid and restricted as of August 31, 2005.

                                                                     ACQUISITION
      ILLIQUID AND                                                    COST AS A                            VALUE AS A
       RESTRICTED              ACQUISITION        ACQUISITION       PERCENTAGE OF                        PERCENTAGE OF
        SECURITY                  DATE               COST            NET ASSETS            VALUE           NET ASSETS
------------------------------------------------------------------------------------------------------------------------
MLCC Mortgage
  Investors, Inc.,
  Series 2003-D,
  Class XA1
  1.000%, 08/25/28              09/12/03       $         12,551         0.00%        $          9,826         0.00%
Taberna Realty
  Finance Trust                 08/04/05                136,920         0.01                  136,920         0.01
------------------------------------------------------------------------------------------------------------------------
                                               $        149,471         0.01%        $        146,746         0.01%
========================================================================================================================

FHLMC   Federal Home Loan Mortgage Corporation.
FNMA    Federal National Mortgage Association.
GSMPS   Goldman Sachs Mortgage Passthrough Securities.
OEM     Original Equipment Manufacturer.
REMIC   Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                     PERCENTAGE OF PORTFOLIO ASSETS
-----------------------------------------------------------------------------------
United States                                                                  98.0%
United Kingdom                                                                  0.6
Panama                                                                          0.6
Bermuda                                                                         0.5
Canada                                                                          0.1
Mexico                                                                          0.1
France                                                                          0.1
-----------------------------------------------------------------------------------
Total                                                                         100.0%
===================================================================================

                 See accompanying notes to financial statements

UBS U.S. ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2005

ASSETS:
Investments in unaffiliated securities, at value (cost--$913,594,958)*   $      977,444,505
Investments in an affliliated security, at value (cost--$45,139,164)             45,139,164
Investments in repurchase agreements, at value (cost--$149,612,019)             149,612,019
Total investments in securities, at value (cost--$1,108,346,141)              1,172,195,688
Receivable for investments sold                                                  10,149,719
Receivable for shares of beneficial interest sold                                   255,072
Receivable for dividends and interest                                             3,791,948
Other assets                                                                         38,127
-------------------------------------------------------------------------------------------
Total assets                                                                  1,186,430,554
-------------------------------------------------------------------------------------------

LIABILITIES:
Payable for cash collateral from securities loaned                              103,699,262
Payable for investments purchased                                                 8,707,635
Payable for shares of beneficial interest repurchased                             3,891,972
Payable to affiliates                                                               874,945
Payable to custodian                                                                201,010
Payable for foreign witholding taxes                                                    225
Accrued expenses and other liabilities                                              398,884
-------------------------------------------------------------------------------------------
Total liabilities                                                               117,773,933
-------------------------------------------------------------------------------------------

NET ASSETS:
Beneficial interest--$0.001 par value (unlimited amount authorized)           1,214,058,278
Accumulated undistributed net investment income                                  15,213,242
Accumulated net realized loss from investment transactions                     (224,464,446)
Net unrealized appreciation of investments                                       63,849,547
Net assets                                                               $    1,068,656,621

*    Includes $121,494,426 of investments in securities on loan, at value.

                 See accompanying notes to financial statements

CLASS A:
Net assets                                                                         $      525,710,568
Shares outstanding                                                                         18,379,979
Net asset value per share                                                          $            28.60
Maximum offering price per share (net asset value plus sales charge of 5.50%)      $            30.26

CLASS B:
Net assets                                                                         $      148,207,843
Shares outstanding                                                                          5,328,939
Net asset value and offering price per share                                       $            27.81

CLASS C:
Net assets                                                                         $      271,995,610
Shares outstanding                                                                          9,732,878
Net asset value and offering price per share                                       $            27.95

CLASS Y:
Net assets                                                                         $      122,742,600
Shares outstanding                                                                          4,228,974
Net asset value, offering price and redemption value per share                     $            29.02

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                         FOR THE
                                                                                        YEAR ENDED
                                                                                     AUGUST 31, 2005
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $708)                               $       16,453,845
Interest (net of foreign withholding taxes of $225)                                        16,251,936
Securities lending income (includes $70,353 earned from an affiliated entity)                 137,578
-----------------------------------------------------------------------------------------------------
                                                                                           32,843,359
-----------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory and administration fees                                                 5,467,783
Service fees--Class A                                                                       1,366,552
Service and distribution fees--Class B                                                      2,105,316
Service and distribution fees--Class C                                                      3,056,781
Transfer agency and related services fees--Class A                                            650,935
Transfer agency and related services fees--Class B                                            365,063
Transfer agency and related services fees--Class C                                            376,179
Transfer agency and related services fees--Class Y                                             25,988
Custody and accounting fees                                                                   593,643
Reports and notices to shareholders                                                           254,266
Professional fees                                                                             103,065
State registration fees                                                                        63,892
Insurance expense                                                                              60,120
Trustees' fees                                                                                 26,027
Other expenses                                                                                 39,622
-----------------------------------------------------------------------------------------------------
                                                                                           14,555,232
-----------------------------------------------------------------------------------------------------
Less: Fee waivers by investment advisor and administrator                                    (343,639)
Net expenses                                                                               14,211,593
Net investment income                                                                      18,631,766

REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gain from investments                                                         69,010,509
Net change in unrealized appreciation of investments                                       55,659,498
Net realized and unrealized gain from investment activities                               124,670,007
Net increase in net assets resulting from operations                               $      143,301,773

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                                         --------------------------------------
                                                                                2005                2004
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                    $      18,631,766    $      12,342,076
Net realized gains from investments and futures transactions                    69,010,509          257,849,238
Net change in unrealized appreciation/depreciation of investments               55,659,498          (68,549,968)
Net increase in net assets resulting from operations                           143,301,773          201,641,346

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A                                                 (10,204,377)          (5,642,463)
Net investment income--Class B                                                  (1,960,273)                  --
Net investment income--Class C                                                  (3,383,530)            (418,532)
Net investment income--Class Y                                                  (2,739,816)          (1,591,377)
---------------------------------------------------------------------------------------------------------------
                                                                               (18,287,996)          (7,652,372)
---------------------------------------------------------------------------------------------------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                            30,554,718           51,030,813
Cost of shares repurchased                                                    (391,894,693)        (688,105,292)
Proceeds from dividends reinvested                                              17,405,269            7,312,587
Proceeds from shares issued in connection with fund merger                              --           16,977,394
Net decrease in net assets from beneficial interest transactions              (343,934,706)        (612,784,498)
Net decrease in net assets                                                    (218,920,929)        (418,795,524)

NET ASSETS:
Beginning of year                                                            1,287,577,550         1,706,373,07
End of year                                                                  1,068,656,621         1,287,577,55
Accumulated undistributed net investment income                          $      15,213,242    $      13,148,795

                 See accompanying notes to financial statements

                      (This page intentionally left blank)

UBS U.S. ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor, administrator and principal underwriter of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

There were no outstanding futures contacts at August 31, 2005.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

REORGANIZATION INVOLVING UBS U.S. ALLOCATION FUND

Effective as of the close of business on June 25, 2004 (the "Reorganization Date"), the Fund acquired all of the assets and assumed all of the stated liabilities of UBS U.S. Allocation Fund ("U.S. Allocation"). The acquisition was accomplished by a tax-free exchange of 972,721, 383,669, 288,317 and 281,952 Class A, B, C and Y shares outstanding, respectively, of U.S. Allocation on the Reorganization Date for 331,039, 133,335, 99,487 and 95,420 Class A, B, C, and Y shares, respectively of the Fund. The U.S. Allocation's net assets on that date, valued at $16,977,394, including net realized losses of $233,050 and net unrealized appreciation of investments of $628,397 were combined with those of the Fund. All shares were exchanged at net asset value. The Fund's Statement of Operations, Statement of Changes in Net Assets and Financial Highlights do not include the operations of U.S. Allocation prior to the Reorganization Date.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract"), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets as follows: $0 to $250 million--0.50%; in excess of $250 million up to $500 million--0.45%; in excess of $500 million up to $2 billion--0.40%; and over $2 billion--0.35%. Accordingly, for the year ended August 31, 2005, UBS Global AM waived $343,639 in investment advisory and administration fees. At August 31, 2005, the Fund owed UBS Global AM $423,363 in investment advisory and administration fees. At August 31, 2005, UBS Global AM owed the Fund $24,629 for fee waivers under the above agreement.

For the year ended August 31, 2005, the Fund paid $103,258 in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. UBS Global AM executes Fund portfolio transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended August 31, 2005, the Fund paid brokerage commissions to Morgan Stanley in the amount of $23,840. During the year ended August 31, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $196,013,044. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2005, the Fund owed UBS Global AM $474,046 in service and distribution fees.

UBS Global AM also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM has informed the Fund that for the year ended August 31, 2005, it earned $152,879, $541,644, and $5,458 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund.

For the year ended August 31, 2005, UBS Financial Services Inc. received from PFPC, not the Fund, $759,495 of the total transfer agency and related services fees paid by the Fund to PFPC.

SECURITIES LENDING

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. UBS Securities LLC is the Fund's lending agent. For the year ended August 31, 2005 UBS Securities LLC earned $54,984 in compensation as the Fund's lending agent. At August 31, 2005, the Fund owed UBS Securities LLC $2,165 in compensation as the Fund's lending agent.

At August 31, 2005, the Fund had securities on loan having a market value of $121,494,426. The custodian for the Fund held cash and cash equivalents as collateral for securities loaned of $103,699,262. In addition, the Fund held U.S. government and agency securities having an aggregate value of $22,120,574 as collateral for portfolio securities loaned as follows:

  PRINCIPAL
   AMOUNT                                       MATURITY         INTEREST
    (000)                                        DATES             RATES             VALUE
----------------------------------------------------------------------------------------------
$      17,465   Federal Home Loan Bank          05/12/08          4.300%        $   17,567,292
        1,635   Federal National
                  Mortgage Association          02/15/08          5.750              1,699,478
        2,770   U.S. Treasury Inflation
                  Index Notes                   07/15/14          2.000              2,853,804
----------------------------------------------------------------------------------------------
                                                                                $   22,120,574
==============================================================================================

BANK LINE OF CREDIT

The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest will be charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended August 31, 2005, the Fund did not borrow under the Committed Credit Facility.

PURCHASE AND SALES OF SECURITIES

For the year ended August 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government securities, were $342,493,864 and $727,949,758, respectively.

For the year ended August 31, 2005, aggregate purchases and sales of U.S. Government securities, excluding short-term securities were $419,934,422 and $463,880,364, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM:                          2005             2004
----------------------------------------------------------------------------
Ordinary Income                              $   18,287,996   $    7,652,372

At August 31, 2005, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                               $    15,202,250
Accumulated realized capital and other losses                   (209,151,660)
Net unrealized appreciation of investments                       48,547,753
----------------------------------------------------------------------------
Total accumulated deficit                                   $   (145,401,657)
============================================================================

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trust.

At August 31, 2005, the Fund had a net capital loss carryforward of $209,151,660. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire August 31, 2011. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Fund utilized $57,265,477 of the capital loss carryforward to offset current year realized gains.

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at August 31, 2005 were as follows:

Tax cost of investments                                                $  1,123,647,93
Gross appreciation (investments having an excess of value over cost)        72,108,041
Gross depreciation (investments having an excess of cost over value)       (23,560,288)
--------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             $    48,547,753
======================================================================================

To reflect reclassifications arising from permanent "book/tax" differences for the year ending August 31, 2005, undistributed net investment income was increased by $1,720,677 and accumulated net realized losses from investment transactions were increased by $1,720,677. These differences are primarily due to return of capital adjustments from real estate investments trusts and paydown reclasses.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                         CLASS A                               CLASS B
YEAR ENDED                                 ----------------------------------    ----------------------------------
AUGUST 31, 2005:                                SHARES             AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                        724,677    $    19,823,615             67,241    $     1,794,125
Shares repurchased                              (7,461,777)      (204,580,314)        (2,435,021)       (64,713,634)
Shares converted from
  Class B to Class A                             3,375,151         92,362,408         (3,466,959)       (92,362,408)
Dividends reinvested                               351,070          9,686,022             67,540          1,822,230
Net decrease                                    (3,010,879)   $   (82,708,269)        (5,767,199)   $  (153,459,687)

YEAR ENDED
AUGUST 31, 2004:
Shares sold                                      1,118,407    $    27,900,437            291,139    $     6,986,676
Shares repurchased                             (12,566,094)      (316,262,158)        (5,853,194)      (142,922,439)
Shares converted from
  Class B to Class A                             4,048,078        101,721,753         (4,166,982)      (101,721,753)
Dividends reinvested                               219,412          5,344,877                 --                 --
Shares issued in connection
  with fund merger                                 331,039          8,585,434            133,335          3,359,333
Net decrease                                    (6,849,158)   $  (172,709,657)        (9,595,702)   $  (234,298,183)

                                                         CLASS C                               CLASS Y
YEAR ENDED                                 ----------------------------------    ----------------------------------
AUGUST 31, 2005:                                SHARES             AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                        160,442    $     4,302,776            166,719    $     4,634,202
Shares repurchased                              (3,785,482)      (101,554,394)          (755,998)       (21,046,351)
Shares converted from
  Class B to Class A                                    --                 --                 --                 --
Dividends reinvested                               120,241          3,258,519             94,468          2,638,498
Net decrease                                    (3,504,799)   $   (93,993,099)          (494,811)   $   (13,773,651)

YEAR ENDED
AUGUST 31, 2004:
Shares sold                                        390,847    $     9,385,318            263,841    $     6,758,382
Shares repurchased                              (7,668,345)      (188,460,551)        (1,588,618)       (40,460,144)
Shares converted from
  Class B to Class A                                    --                 --                 --                 --
Dividends reinvested                                16,792            401,491             63,538          1,566,219
Shares issued in connection
  with fund merger                                  99,487          2,523,302             95,420          2,509,325
Net decrease                                    (7,161,219)   $  (176,150,440)        (1,165,819)   $   (29,626,218)

UBS U.S. ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                              CLASS A
                                           --------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------------------------
                                               2005             2004             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,                           $      25.81     $      23.00     $      20.80     $      25.78     $      35.59
  BEGINNING OF YEAR
Net investment income                              0.51@            0.30@            0.18@            0.13@            0.32@
  (loss)
Net realized and
  unrealized gains
  (losses) from
  investment activites                             2.79             2.72             2.10            (4.94)           (6.45)
Net increase (decrease)
  from operations                                  3.30             3.02             2.28            (4.81)           (6.13)
Dividends from net
  investment income                               (0.51)           (0.21)           (0.08)           (0.03)           (0.77)
Distributions from net
  realized gains from
  investment activities                              --               --               --            (0.14)           (2.91)
Total dividends and
  distributions                                   (0.51)           (0.21)           (0.08)           (0.17)           (3.68)
NET ASSET VALUE, END
  OF YEAR                                  $      28.60     $      25.81     $      23.00     $      20.80     $      25.78
TOTAL INVESTMENT RETURN(1)                        12.85%           13.19%           10.99%          (18.79)%         (18.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)            $    525,711     $    552,195     $    649,582     $    690,546     $    958,783
Expenses to average net assets,
  net of fee waivers by advisor(2)                 0.90%            0.93%            0.98%            0.89%            0.84%
Expenses to average net assets,
  before fee waivers by advisor(2)                 0.93%            0.95%            0.98%            0.89%            0.85%
Net investment income (loss)
  to average net assets,
  net of fee waivers by advisor(2)                 1.87%            1.18%            0.84%            0.54%            1.08%
Net investment income (loss)
  to average net assets,
  before fee waivers by advisor(2)                 1.84%            1.16%            0.84%            0.54%            1.07%
Portfolio turnover                                   67%             128%               2%               5%              38%

@    Calculated using the average month-end shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) During the years ended August 31, 2003 and August 31, 2002, UBS Global AM did not waive any advisory and administration fees.

                                                                              CLASS B
                                           --------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------------------------
                                               2005             2004             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,                           $      25.04     $      22.29    $      20.23    $      25.24     $      34.92
  BEGINNING OF YEAR
Net investment income (loss)                       0.28@            0.09@           0.02@         (0.05)@            0.11@
Net realized and
  unrealized gains
  (losses) from
  investment activites                             2.70             2.66            2.04           (4.82)           (6.36)
Net increase (decrease)
  from operations                                  2.98             2.75            2.06           (4.87)           (6.25)
Dividends from net
  investment income                               (0.21)              --              --              --            (0.52)
Distributions from net
  realized gains from
  investment activities                              --               --              --           (0.14)           (2.91)
Total dividends and
  distributions                                   (0.21)              --              --           (0.14)           (3.43)
NET ASSET VALUE, END
  OF YEAR                                  $      27.81     $      25.04    $      22.29    $      20.23     $      25.24
TOTAL INVESTMENT RETURN(1)                        11.95%           12.34%          10.18%         (19.41)%        %(19.54)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)            $    148,208     $    277,891    $    461,273    $    606,133     $    935,056
Expenses to average net assets,
  net of fee waivers by advisor(2)                 1.70%            1.70%           1.74%           1.65%            1.60%
Expenses to average net assets,
  before fee waivers by advisor(2)                 1.73%            1.72%           1.74%           1.65%            1.61%
Net investment income (loss)
  to average net assets,
  net of fee waivers by advisor(2)                 1.08%            0.36%           0.08%          (0.22)%           0.38%
Net investment income (loss)
  to average net assets,
  before fee waivers by advisor(2)                 1.05%            0.34%           0.08%          (0.22)%           0.37%
Portfolio turnover                                   67%             128%              2%              5%              38%

UBS U.S. ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                              CLASS C
                                           --------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------------------------
                                               2005             2004             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,                           $      25.21     $      22.46     $      20.38    $      25.42     $      35.14
  BEGINNING OF YEAR
Net investment income (loss)                       0.30@            0.10@            0.02@         (0.05)@            0.11@
Net realized and unrealized
  gains (losses) from
  investment activites                             2.72             2.67             2.06           (4.85)           (6.40)
Net increase (decrease)
  from operations                                  3.02             2.77             2.08           (4.90)           (6.29)
Dividends from net
  investment income                               (0.28)           (0.02)              --              --            (0.52)
Distributions from net
  realized gains from
  investment activities                              --               --               --           (0.14)           (2.91)
Total dividends and
  distributions                                   (0.28)           (0.02)              --           (0.14)           (3.43)
NET ASSET VALUE, END
  OF YEAR                                  $      27.95     $      25.21     $      22.46    $      20.38     $      25.42
TOTAL INVESTMENT RETURN(1)                        12.02%           12.35%           10.21%         (19.39)%         (19.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)            $    271,996     $    333,765     $    458,117    $    538,109     $    790,704
Expenses to average net assets,
  net of fee waivers by advisor(2)                 1.65%            1.67%            1.72%           1.63%            1.60%
Expenses to average net assets,
  before fee waivers by advisor(2)                 1.68%            1.69%            1.72%           1.63%            1.61%
Net investment income (loss)
  to average net assets,
  net of fee waivers by
  advisor(2)                                       1.12%            0.42%            0.10%          (0.20)%           0.38%
Net investment income (loss)
  to average net assets,before
  fee waivers by advisor(2)                        1.09%            0.40%            0.10%          (0.20)%           0.37%
Portfolio turnover                                   67%             128%               2%              5%              38%

@    Calculated using the average month-end shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) During the years ended August 31, 2003 and August 31, 2002, UBS Global AM did not waive any advisory and administration fees.

                                                                              CLASS Y
                                           --------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------------------------
                                               2005             2004             2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,                           $      26.19     $      23.33     $      21.07     $      26.05     $      35.92
  BEGINNING OF YEAR
Net investment income (loss)                       0.61@            0.39@            0.25@            0.21@            0.41@
Net realized and unrealized
  gains (losses) from
  investment activites                             2.83             2.76             2.13            (5.00)           (6.50)
Net increase (decrease)
  from operations                                  3.44             3.15             2.38            (4.79)           (6.09)
Dividends from net
  investment income                               (0.61)           (0.29)           (0.12)           (0.05)           (0.87)
Distributions from net
  realized gains from
  investment activities                              --               --               --            (0.14)           (2.91)
Total dividends and
  distributions                                   (0.61)           (0.29)           (0.12)           (0.19)           (3.78)
NET ASSET VALUE, END
  OF YEAR                                  $      29.02     $      26.19     $      23.33     $      21.07     $      26.05
TOTAL INVESTMENT RETURN(1)                        13.22%           13.58%           11.39%          (18.54)%        %(18.63)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)            $    122,743     $    123,727     $    137,401     $    149,653     $    211,520
Expenses to average net assets,
  net of fee waivers by advisor(2)                 0.55%            0.58%            0.63%            0.58%            0.56%
Expenses to average net assets,
  before fee waivers by advisor(2)                 0.58%            0.60%            0.63%            0.58%            0.57%
Net investment income (loss)
  to average net assets,
  net of fee waivers by
  advisor(2)                                       2.21%            1.53%            1.19%            0.85%            1.36%
Net investment income (loss)
  to average net assets,before
  fee waivers by advisor(2)                        2.18%            1.51%            1.19%            0.85%            1.35%
Portfolio turnover                                   67%             128%               2%               5%              38%

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                                       52

UBS U.S. ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ERNST & YOUNG LLP

The Board of Trustees and Shareholders of
UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities of the UBS U.S. Allocation Fund (the sole Fund comprising UBS Investment Trust) (the "Fund"), including the portfolio of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP


New York, New York
October 14, 2005

UBS U.S. ALLOCATION FUND

GENERAL INFORMATION (UNAUDITED)

TAX INFORMATION

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 2005) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 93.99%.

For the fiscal year ended August 31, 2005, certain dividends paid by UBS U.S. Allocation Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $18,287,996 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2005. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies, procedures and voting records, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request calling 1-800-647 1568.

UBS U.S. ALLOCATION FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

BACKGROUND

At a meeting of the board of UBS Investment Trust (the "Trust") on July 20, 2005, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory and Administration Agreement for UBS U.S. Allocation Fund, a series of the Trust (the "Fund"). In preparing for the meeting, the board members had requested and received information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Fund. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Agreement. Subsequently, the Chairman of the board and independent legal counsel to the Independent Trustees met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Trustees also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Advisory and Administration Agreement, the board, including the Independent Trustees, considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION AGREEMENT

The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Global AM under the Advisory and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and recognized that these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

The board reviewed how transactions in Fund assets are effected. In conducting its review, the board had available UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's soft dollar policies and practices, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. The board noted that UBS Global AM acts as the principal underwriter of the Fund's shares and that it may enter into dealer agreements with UBS Financial Services Inc. and with unaffiliated broker-dealers to authorize them to sell the Fund's shares. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, to the Fund under the Advisory and Administration Agreement.

FUND PERFORMANCE

The board received and considered performance information of the Fund compared to other Funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and ten-year periods ended May 31, 2005 and since inception. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance.

The comparative Lipper information showed that the Fund's performance as compared against the Performance Universe was inconsistent from period to period, but showed above average short- and long-term returns. Specifically, the Fund's performance met or exceeded the average return in its peer group for the one- and three-year periods and was in the first quintile for the ten-year period and since inception, but was in the last quintile for the five-year period. In reviewing the Fund's performance, the board recognized that UBS Global AM had changed the Fund's strategy over a year ago, moving to an active management model and strategically allocating and rebalancing Fund assets between stocks and bonds, from the quantitative Tactical Allocation model which had previously been utilized. Based on its review, the board concluded that the Fund's investment performance was satisfactory.

MANAGEMENT FEE AND EXPENSE RATIO

The board reviewed and considered the contractual advisory and administration fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver currently in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the "Actual Management Fee") paid by the Fund. The board noted that the Fund and UBS Global AM have entered into a written agreement, separate from UBS Global AM's Advisory and Administration Agreement with the Fund, whereby UBS Global AM agreed to permanently reduce its management fee to the following schedule (based on the Fund's average daily net assets): $0 to $250 million--0.50%; in excess of $250 million up to $500 million--0.45%; in excess of $500 million up to $2 billion--0.40%; and over $2 billion--0.35%.

Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper (the "Expense Group").

In connection with its consideration of the Fund's management fees, the board also received information on an affiliate of UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the Fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons.

The comparative Lipper information showed that the Fund's Contractual Management Fee and Actual Management Fee were each in the first quintile in the Fund's Expense Group (i.e., lowest of eleven for the comparison periods utilized in the Lipper report). In addition, the board also noted that the Fund's total expenses were in the first quintile, the lowest of the eleven Funds in its Expense Group for the comparison periods utilized in the Lipper report.

Taking all of the above into consideration, the board determined that the Contractual Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Advisory and Administration Agreement.

ADVISOR PROFITABILITY

The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York Fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

ECONOMIES OF SCALE

The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. Although the board noted that the Fund's Contractual Management Fee did not contain breakpoints, it recognized that, as described above, the Fund had entered into an agreement with UBS Global AM, whereby UBS Global AM agreed to permanently reduce its Contractual Management fee based on the level of the Fund's average daily net assets, the equivalent of breakpoints. The Board noted that, as the Fund's assets had exceeded the level at which a reduction on the Contractual Management Fee would be triggered, the Fund had realized current economies of scale. The board also noted that to the extent the Fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditors and legal fees, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM's profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM's sharing of economies of scale with the Fund was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM

The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

UBS U.S. ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & Officers

The Fund is governed by a Board of Trustees which oversees the Fund's operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Fund, the length of time served as a trustee and officer of the Fund, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

INTERESTED TRUSTEES

                                                              TERM OF
                                                            OFFICE+ AND
                                  POSITION(S)                 LENGTH OF
        NAME, ADDRESS,             HELD WITH                    TIME                          PRINCIPAL OCCUPATION(S)
           AND AGE                    FUND                     SERVED                          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58      Trustee              Since 1996                     Mrs. Alexander is retired. She was an executive
c/o UBS Global Asset                                                              vice president of UBS Financial Services Inc.
Management                                                                        (from March 1984 to December 2002). She was
51 West 52nd Street                                                               chief executive officer (from January 1995 to
New York, NY 10019                                                                October 2000), a director (from January 1995 to
                                                                                  September 2001) and chairman (from March 1999
                                                                                  to September 2001) of UBS Global AM (formerly
                                                                                  known as Mitchell Hutchins Asset Management
                                                                                  Inc.)

Meyer Feldberg+++; 63         Trustee              Since 1992                     Professor Feldberg is a senior advisor to
Morgan Stanley                                                                    Morgan Stanley (financial services) (since
1585 Broadway                                                                     March 2005). He is also Dean Emeritus and
33rd Floor                                                                        Sanford Bernstein Professor of Leadership and
New York, NY 10036                                                                Ethics at Columbia Business School, although on
                                                                                  a two year leave of absence. Prior to July
                                                                                  2004, he was Dean and Professor of Management
                                                                                  of the Graduate School of Business at Columbia
                                                                                  University (since 1989).

                                                NUMBER OF
        NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                              OTHER DIRECTORSHIPS
           AND AGE                         OVERSEEN BY TRUSTEE                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58      Mrs. Alexander is a director or trustee of     None
c/o UBS Global Asset          15 investment companies (consisting of 33
Management                    portfolios) for which UBS Global AM or one
51 West 52nd Street           of its affiliates serves as investment
New York, NY 10019            advisor, sub-advisor or manager.

Meyer Feldberg+++; 63         Professor Feldberg is a director or trustee    Professor Feldberg is also a director of Primedia
Morgan Stanley                of 30 investment companies (consisting of 47   Inc. (publishing), Federated Department Stores, Inc.
1585 Broadway                 portfolios) for which UBS Global AM or one     (operator of department stores), Revlon, Inc.
33rd Floor                    of its affiliates serves as investment         (cosmetics), and SAPPI, Ltd. (producer of paper).
New York, NY 10036            advisor, sub-advisor or manager.

INDEPENDENT TRUSTEES

                                                              TERM OF
                                                            OFFICE+ AND
                                  POSITION(S)                 LENGTH OF
        NAME, ADDRESS,             HELD WITH                    TIME                          PRINCIPAL OCCUPATION(S)
           AND AGE                    FUND                     SERVED                          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70      Trustee and          Since 1996 (Trustee) Since     Mr. Armstrong is chairman and principal of
c/o Willkie Farr &            Chairman of the      2004 (Chairman of the Board    R.Q.A. Enterprises (management consulting firm)
Gallagher LLP                 Board of Trustees    of Trustees)                   (since April 1991 and principal occupation
787 Seventh Avenue                                                                since March 1995).
New York, NY 10019-6099

David J. Beaubien; 71         Trustee              Since 2001                     Mr. Beaubien is retired (since 2003). He was
84 Doane Road                                                                     chairman of Yankee Environmental Systems, Inc.,
Ware, MA 01082                                                                    a manufacturer of meteorological measuring
                                                                                  systems (since 1991).

Richard R. Burt; 58           Trustee              Since 1996                     Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania                                                                 (international information and security firm)
Ave., N.W.                                                                        and IEP Advisors (international investments and
Washington,                                                                       consulting firm).
D.C. 20004

William D. White; 71          Trustee              Since 2001                     Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

                                                NUMBER OF
        NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                              OTHER DIRECTORSHIPS
           AND AGE                         OVERSEEN BY TRUSTEE                                    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70      Mr. Armstrong is a director or trustee of 16   None
c/o Willkie Farr &            investment companies (consisting of 33
Gallagher LLP                 portfolios) for which UBS Global AM or one
787 Seventh Avenue            of its affiliates serves as investment
New York, NY 10019-6099       advisor, sub-advisor or manager.

David J. Beaubien; 71         Mr. Beaubien is a director or trustee of 16    Mr. Beaubien is also a director of IEC Electronics,
84 Doane Road                 investment companies (consisting of 33         Inc., a manufacturer of electronic assemblies.
Ware, MA 01082                portfolios) for which UBS Global AM or one
                              of its affiliates serves as investment
                              advisor, sub-advisor or manager.

Richard R. Burt; 58           Mr. Burt is a director or trustee of 16        Mr. Burt is also a director of Hollinger
1275 Pennsylvania             investment companies (consisting of 33         International Inc. (publishing), HCL Technologies,
Ave., N.W.                    portfolios) for which UBS Global AM or one     Ltd., (software and information technologies), The
Washington,                   of its affiliates serves as investment         Central European Fund, Inc., The Germany Fund, Inc.,
D.C. 20004                    advisor, sub-advisor or manager.               IGT, Inc. (provides technology to gaming and wagering
                                                                             industry) and chairman of Weirton Steel Corp. (makes
                                                                             and finishes steel products). He is also a director
                                                                             or trustee of funds in the Scudder Mutual Funds
                                                                             Family (consisting of 52 portfolios).

William D. White; 71          Mr. White is a director or trustee of 16       None
P.O. Box 199                  investment companies (consisting of 33
Upper Black Eddy, PA 18972    portfolios) for which UBS Global AM or one
                              of its affiliates serves as investment
                              advisor, sub-advisor or manager.

OFFICERS

                                                              TERM OF                         PRINCIPAL OCCUPATION(S)
                                                            OFFICE+ AND                        DURING PAST 5 YEARS
                                  POSITION(S)                 LENGTH OF                       NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,             HELD WITH                    TIME                       FUND COMPLEX FOR WHICH PERSON
           AND AGE                    FUND                     SERVED                            SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40          Vice President and   Since 2005                     Mr. Allessie is a director and associate
                              Assistant Secretary                                 general counsel at UBS Global Asset Management
                                                                                  (US) Inc and UBS Global Asset Management
                                                                                  (Americas) Inc. (collectively, "UBS Global
                                                                                  AM--Americas region") (since 2005). Prior to
                                                                                  joining UBS Global AM--Americas region he was
                                                                                  senior vice president and general counsel of
                                                                                  Kenmar Advisory Corp. (from 2004 to 2005).
                                                                                  Prior to that Mr. Allessie was general counsel
                                                                                  and secretary of GAM USA Inc., GAM Investments,
                                                                                  GAM Services, GAM Funds, Inc. and the GAM
                                                                                  Avalon Funds (from 1999 to 2004). Such entities
                                                                                  are affiliates of UBS Global AM--Americas
                                                                                  region. Prior to joining GAM, Mr. Allessie was
                                                                                  Regulatory Officer to the State of New Jersey,
                                                                                  Department of Law and Public Safety, Bureau of
                                                                                  Securities (from 1993 to 1999). Mr. Allessie is
                                                                                  a vice president and assistant secretary of 20
                                                                                  investment companies (consisting of 75
                                                                                  portfolios) for which UBS Global AM--Americas
                                                                                  region or one of its affiliates serves as
                                                                                  investment advisor, sub-advisor or manager.

W. Douglas Beck*; 38          President            Since 2005                     Mr. Beck is an executive director and head of
                                                                                  product development and management for UBS
                                                                                  Global AM--Americas region (since 2002). From
                                                                                  March 1998 to November 2002, he held various
                                                                                  positions at Merrill Lynch, the most recent
                                                                                  being first vice president and co-manager of
                                                                                  the managed solutions group. Mr. Beck is
                                                                                  president of 20 investment companies
                                                                                  (consisting of 75 portfolios) for which UBS
                                                                                  Global AM--Americas region or one of its
                                                                                  affiliates serves as investment advisor,
                                                                                  sub-advisor or manager, and was vice president
                                                                                  of such investment companies from 2003 to 2005.

                                                              TERM OF                         PRINCIPAL OCCUPATION(S)
                                                            OFFICE+ AND                        DURING PAST 5 YEARS
                                  POSITION(S)                 LENGTH OF                       NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,             HELD WITH                    TIME                       FUND COMPLEX FOR WHICH PERSON
           AND AGE                    FUND                     SERVED                            SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 39           Vice President and   Since 2000 (Vice President)    Mr. Disbrow is a director, head of retail
                              Treasurer            Since 2004 (Treasurer)         mutual fund operations and co-head of the
                                                                                  mutual fund finance department of UBS Global
                                                                                  AM--Americas region. Prior to November 1999, he
                                                                                  was a vice president of Zweig/Glaser Advisers.
                                                                                  Mr. Disbrow is a vice president and treasurer
                                                                                  of 16 investment companies (consisting of 33
                                                                                  portfolios) and vice president and assistant
                                                                                  treasurer of four investment companies
                                                                                  (consisting of 42 portfolios) for which UBS
                                                                                  Global AM--Americas region or one of its
                                                                                  affiliates serves as investment advisor,
                                                                                  sub-advisor or manager.

Mark F. Kemper**; 47          Vice President and   Since 2004                     Mr. Kemper is general counsel of UBS Global
                              Secretary                                           AM--Americas region (since July 2004). Mr.
                                                                                  Kemper also is an executive director of UBS
                                                                                  Global AM--Americas region. He was deputy
                                                                                  general counsel of UBS Global Asset Management
                                                                                  (Americas) Inc. ("UBS Global AM--Americas")
                                                                                  from July 2001 to July 2004. He has been
                                                                                  secretary of UBS Global AM--Americas since 1999
                                                                                  and assistant secretary of UBS Global Asset
                                                                                  Management Trust Company since 1993. Mr. Kemper
                                                                                  is secretary of UBS Global AM--Americas region
                                                                                  (since 2004). Mr. Kemper is vice president and
                                                                                  secretary of 20 investment companies
                                                                                  (consisting of 75 portfolios) for which UBS
                                                                                  Global AM--Americas region or one of its
                                                                                  affiliates serves as investment advisor,
                                                                                  sub-advisor or manager.

                                                              TERM OF                         PRINCIPAL OCCUPATION(S)
                                                            OFFICE+ AND                        DURING PAST 5 YEARS
                                  POSITION(S)                 LENGTH OF                       NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,             HELD WITH                    TIME                       FUND COMPLEX FOR WHICH PERSON
           AND AGE                    FUND                     SERVED                            SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Joanne M. Kilkeary*; 37       Vice President and   Since 2004                     Ms. Kilkeary is an associate director (since
                              Assistant Treasurer                                 2000) and a senior manager (since 2004) of the
                                                                                  mutual fund finance department of UBS Global
                                                                                  AM--Americas region. Ms. Kilkeary is a vice
                                                                                  president and assistant treasurer of 16
                                                                                  investment companies (consisting of 33
                                                                                  portfolios) for which UBS Global AM--Americas
                                                                                  region or one of its affiliates serves as
                                                                                  investment advisor, sub-advisor or manager.

Joseph T. Malone*; 37         Vice President and   Since 2004                     Mr. Malone is a director and co-head of the
                              Assistant Treasurer                                 mutual fund finance department of UBS Global
                                                                                  AM--Americas region. From August 2000 through
                                                                                  June 2001, he was the controller at AEA
                                                                                  Investors Inc. From March 1998 to August 2000,
                                                                                  Mr. Malone was a manager within the investment
                                                                                  management services practice of
                                                                                  PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                                                  president and assistant treasurer of 16
                                                                                  investment companies (consisting of 33
                                                                                  portfolios) and vice president, treasurer and
                                                                                  principal accounting officer of four investment
                                                                                  companies (consisting of 42 portfolios) for
                                                                                  which UBS Global AM--Americas region or one of
                                                                                  its affiliates serves as investment advisor,
                                                                                  sub-advisor or manager.

Joseph McGill*; 43            Vice President and   Since 2004                     Mr. McGill is an executive director and chief
                              Chief Compliance                                    compliance officer at UBS Global AM--Americas
                              Officer                                             region (since 2003). Prior to joining UBS
                                                                                  Global AM--Americas region, he was Assistant
                                                                                  General Counsel at J.P. Morgan Investment
                                                                                  Management (from 1999 to 2003). Mr. McGill is a
                                                                                  vice president and chief compliance officer of
                                                                                  20 investment companies (consisting of 75
                                                                                  portfolios) for which UBS Global AM--Americas
                                                                                  region or one of its affiliates serves as
                                                                                  investment advisor, sub-advisor or manager.

                                                              TERM OF                         PRINCIPAL OCCUPATION(S)
                                                            OFFICE+ AND                        DURING PAST 5 YEARS
                                  POSITION(S)                 LENGTH OF                       NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,             HELD WITH                    TIME                       FUND COMPLEX FOR WHICH PERSON
           AND AGE                    FUND                     SERVED                            SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Eric Sanders*; 40             Vice President and   Since 2005                     Mr. Sanders is a director and associate general
                              Assistant Secretary                                 counsel of UBS Global AM-- Americas region
                                                                                  (since July 2005). From 1996 until June 2005.
                                                                                  He held various positions at Fred Alger &
                                                                                  Company, Incorporated, the most recent being
                                                                                  assistant vice president and associate general
                                                                                  counsel. Mr. Sanders is a vice president and
                                                                                  assistant secretary of 20 investment companies
                                                                                  (consisting of 75 portfolios) for which UBS
                                                                                  Global AM--Americas region or one of its
                                                                                  affiliates serves as investment advisor,
                                                                                  sub-advisor or manager.

Brian D. Singer**; 45         Vice President       Since 2004                     Mr. Singer is chief investment officer--UBS
                                                                                  Global AM--Americas region (since 2003). Prior
                                                                                  to 2003, he was global head of asset allocation
                                                                                  and risk management at UBS Global AM--Americas
                                                                                  region. Mr. Singer is a vice president of two
                                                                                  investment companies (consisting of two
                                                                                  portfolios) for which UBS Global AM--Americas
                                                                                  region or one of its affiliates serves as
                                                                                  investment advisor, sub-advisor or manager.

Keith A. Weller*; 44          Vice President and   Since 1995                     Mr. Weller is an executive director and
                              Assistant Secretary                                 associate general counsel of UBS Global
                                                                                  AM--Americas region. Mr. Weller is a vice
                                                                                  president and assistant secretary of 20
                                                                                  investment companies (consisting of 75
                                                                                  portfolios) for which UBS Global AM--Americas
                                                                                  region or one of its affiliates serves as
                                                                                  investment advisor, sub-advisor or manager.

  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
 ** This person's business address is One North Wacker Drive, Chicago, Illinois 60506.
  + Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the trustees and serve at the pleasure of the board.
 ++ Mrs. Alexander is deemed an "interested person" of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
+++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

TRUSTEES
Richard Q. Armstrong
CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

William D. White


PRINCIPAL OFFICERS
W. Douglas Beck
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

Brian Singer
VICE PRESIDENT

INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C) 2005 UBS Global Asset Management (US) Inc.
    All rights reserved.

[UBS LOGO]                                                          Presorted
                                                                    Standard
UBS GLOBAL ASSET MANAGEMENT (US) INC.                              US Postage
51 West 52nd Street                                                   PAID
New York, NY 10019-6114                                           Smithtown, NY
                                                                    Permit 700

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES:
          For the fiscal years ended August 31, 2005 and August 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $65,700 and $70,100, respectively.

          Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

      (b) AUDIT-RELATED FEES:
          In each of the fiscal years ended August 31, 2005 and August 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $6,212 and $1,193, respectively.

          Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements and (2) review of the consolidated 2004 and 2003 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

          There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

      (c) TAX FEES:

          In each of the fiscal years ended August 31, 2005 and August 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $3,600 and $20,100, respectively.

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

          There were no tax fees required to be approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

      (d) ALL OTHER FEES:
          In each of the fiscal years ended August 31, 2005 and August 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

          There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

      (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:

              The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12,
              2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                    The  [audit ]Committee shall:

                    ...

                    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                         ----------
                              (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                              (vi) management functions or human resources;
                              (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and
                              (ix) any other service the Public Company
                              Accounting Oversight Board determines, by regulation, is impermissible.

                         Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

              AUDIT-RELATED FEES:

              There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2005 and August 31, 2004 on behalf of the registrant.

              There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2005 and August 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

              TAX FEES:
              There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2005 and August 31, 2004 on behalf of the registrant.

              There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2005 and August 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

              ALL OTHER FEES:
              There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2005 and August 31, 2004 on behalf of the registrant.

              There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2005 and August 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

      (f) According to E&Y, for the fiscal year ended August 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

      (g) For the fiscal years ended August 31, 2005 and August 31, 2004, the aggregate fees billed by E&Y of $2,873,574 and $3,749,781, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                               2005         2004
                                           -----------  -----------
          Covered Services                 $     9,812  $    21,293
          Non-Covered Services               2,863,762    3,728,488

      (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

          Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

      (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

      (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed November 9, 2004 (Accession Number: 0000950136-04-003777)(SEC File No. 811-06292).

      (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

      (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

      (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  November 4, 2005
       ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  November 4, 2005
       ----------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Vice President and Treasurer

Date:  November 4, 2005
       ----------------